As filed with the Securities and Exchange Commission on April 12, 2002
                                        Securities Act Registration No. 33-10451
                                Investment Company Act Registration No. 811-4920

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      X
                        Post-Effective Amendment No. 25                  X


                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
                               Amendment No. 27             X
                        (Check appropriate box or boxes)

                                WASATCH FUNDS, INC.
                 (Exact Name of Registrant as Specified in Charter)

                             150 SOCIAL HALL AVENUE
                                    4TH FLOOR
                           SALT LAKE CITY, UTAH 84111
                    (Address of Principal Executive Offices)

         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 708-7228

      SAMUEL S. STEWART, JR.                                  Copy to:
      Wasatch Funds, Inc.                      Michael J. Radmer, Esq.
      150 Social Hall Avenue, 4th Floor        Dorsey & Whitney LLP
      Salt Lake City, Utah  84101              220 South Sixth Street
     (Name and Address of Agent for Service)   Minneapolis, Minnesota 55402-1498


   It is proposed that this filing will become effective:

(   ) immediately upon filing pursuant to paragraph (b)

(   ) on (date) pursuant to paragraph (b)

(   ) 60 days after filing pursuant to paragraph (a)(1)

(   ) on January 31, 2002 pursuant to paragraph (a)(1)

( X ) 75 days after filing pursuant to paragraph (a)(ii)

(   ) on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

(   ) this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

TABLE OF CONTENTS
-----------------


Objective, Strategies and Risks of the
  Wasatch International Growth Fund........................  2
Fees and Expenses of the Wasatch International Growth Fund.  4
More about the Wasatch International Growth Fund...........  5
Principal Risks of Investing...............................  6
Other Investment Strategies and Their Risks................ 10
Management of Wasatch Funds................................ 11
  Management Fees and Expense Limitations.................. 12
  Lead Manager............................................. 12
  Lead Manager's Prior Record ..............................14
  Research Team............................................ 15
  Additional Service Providers............................. 15
Shareholder's Guide........................................ 16
  How to Contact Wasatch................................... 16
  Open a New Account....................................... 16
  Purchase Shares for an Existing Account.................. 17
  Sell (Redeem) Shares..................................... 17
Account Policies........................................... 18
Dividends, Capital Gain Distributions and Taxes............ 25
Guide to Understanding Fund Performance.................... 27
Glossary of Investing Terms................................ 29
Other Important Information................................ 33
Privacy Policy (not part of the Prospectus)................ 34


                                WASATCH FUNDS, INC.

                        WASATCH INTERNATIONAL GROWTH FUND

                                   PROSPECTUS

                                  JUNE 28, 2002

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  This prospectus contains important information about the Wasatch International
Growth Fund, a no-load mutual fund offered by Wasatch Funds. Before you invest, please read the prospectus carefully, paying particular attention to the risks involved. Keep the prospectus for future reference.
  An investment in the Wasatch International Growth Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other govern ment agency.
  We have provided a glossary of terms that can be found on page 29. Words that are italicized within the text of the prospectus are defined in the glossary.
  AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

WASATCH INTERNATIONAL
GROWTH FUND
-----------


OBJECTIVE
  LONG TERM GROWTH OF CAPITAL.

STRATEGY
  INVEST IN FOREIGN GROWTH COMPANIES.
  Under normal market conditions, the Fund will invest primarily in the common stocks of foreign companies in at least three different developed countries.
  We expect to focus on smaller companies, although the Fund may invest in larger foreign companies and in U.S.-based companies of any size.
  Wasatch analysts use a process of "bottom-up" fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential. In some cases, we may invest in early stage companies if we believe they have outstanding long term growth potential.
  Analysis includes studying a com pany's financial statements and evaluating such factors as potential for: increasing earnings per share; gaining market share; expanding operating margins; sustainable competitive advantage; and capitalizing on favorable long term trends. We expect to travel extensively outside of the U.S. to visit companies and meet with their top management.
  We seek growing companies wherever they exist in the world including emerging markets. We do not use allocation models to restrict the Fund's invest ments to certain regions, countries or industries.
  The Fund may also partici pate in initial public offerings (IPOs). The Fund may also invest in other equity securities including preferred stocks, warrants or convertible securities.

PRINCIPAL RISKS
  The main risk to you as a shareholder is that it is possible to lose money by investing in the Fund.
  MANAGEMENT RISK is that the types of securities held by the Fund may underperform other types of securities and may not produce the intended result.
  MARKET RISK means the prices of common stocks may decline significantly over short or extended periods of time.
  COMPANY RISK is that the prices of individual stocks may decline due to company specific factors such as changes in profitability or investor perceptions.
  HIGH GROWTH COMPANIES AND GROWTH STOCKS typically trade at higher price-to-earnings ratios (P/Es). Their stock prices are more volatile because they tend to be more sensitive to changes in a company's current or expected earnings growth.
  FOREIGN SECURITIES may be less liquid and their prices may be more volatile than domestic securities. There may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S.
  CURRENCY RISK. The U.S. dollar value of a Fund's assets may be affected by foreign currency exchange rates and exchange control regulations.
  POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets.
  REGULATORY RISK. Foreign companies not publicly traded in the U.S. are not subject to uniform accounting and financial reporting standards and requirements comparable to those U.S. companies must meet.
  FOREIGN TAX RISK. A Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund may also be subject to taxes on trading profits or on transfers of securities in some countries.

  TRANSACTION COSTS. Transaction costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.
  EMERGING MARKETS. Securities in emerging markets are particularly subject to the risks described above for foreign securities.
  SMALLER COMPANIES may lack the financial resources, product diversification and competitive strengths of larger companies. The stocks of smaller com panies may not trade as readily as the stocks of large companies and their share prices may fluctuate more widely.
  EARLY STAGE COMPANIES may not be currently profitable. There is no guarantee they will become profitable or will be able to obtain necessary financing.
  SECTOR WEIGHTINGS. The Fund does not limit its invest ments to specific sectors although we typically find the growth we seek in companies in what we believe are the fastest growing sectors of the economy. Currently, these are technology and health care. Funds that invest a large percentage of assets in a few sectors are more vulnerable than funds that diversify their investments among a broad range of sectors.
  TECHNOLOGY COMPANIES tend to be extremely competitive and rapid new developments could dramatically impact a company's earnings growth potential.
  HEALTH CARE COMPANIES may be subject to government regulations. They may rely on government agencies for approval of products or services or on government programs for reimbursement.
  INITIAL PUBLIC OFFERINGS (IPOs) involve risks not normally associated with the offerings of more seasoned companies. Shares purchased in initial public offerings may involve higher transaction costs and may be difficult to sell at a time or price that is desirable.
  In addition, IPOs may have significant impact on a Fund's total returns when its asset base is small. As a Fund's asset base grows, the effect of IPOs on the Fund's total returns will diminish.
  NON-DIVERSIFICATION. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

WHO SHOULD INVEST
  The Fund pursues an aggressive investment strategy designed for long term investors who can tolerate the greater risks and volatility that are inherent with investing in international growth companies.

HISTORICAL PERFORMANCE
  Ordinarily, this section of the prospectus contains information that would allow you to evaluate the Fund's performance using several different measures such as yearly changes in performance, best and worst quarterly returns and average annual total returns compared to a relevant benchmark. However, the Wasatch International Growth Fund is newly formed and has no history that can be used by investors to evaluate performance. Information about the prior record of the Fund's Lead Manager can be found on page 14.

FEES AND EXPENSES OF THE WASATCH INTERNATIONAL GROWTH FUND
----------------------------------------------------------

  The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
YOUR INVESTMENT)                                     Maximum Sales Charge
(Load) Imposed on Purchases None Maximum Deferred
Sales Charge (Load)                                           None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and other Distributions                           None
Redemption Fee (on shares held less than two months)          2.00%
Wire Redemption Fee                                       $7.50 each
Annual IRAMaintenance Fee(1)                          $12.50 per account
IRA Distribution Fee(2)                                    $15.00 each
Exchange Fee                                                  None
Maximum Account Fee                                           None

(1) Wasatch Funds IRAs of $10,000 or more are exempt. Fee is capped at $25.00 per Social Security Number, per account type.
(2) Includes rollovers, direct transfers and recharacterizations. Excludes systematic withdrawal plans.


ANNUAL FUND OPERATING EXPENSES (deducted from the Fund's assets)
MANAGEMENT FEES                         1.50%
DISTRIBUTION (12B-1) FEES               None
OTHER EXPENSES(1)                       0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES(1) 0.00%

(1) Other Expenses and Total Annual Fund Operating Expenses are based on estimated Fund expenses for its first fiscal year before any reimbursements by the Advisor. The Advisor has voluntarily agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 1.95% until at least September 30, 2002. See "Management Fees and Expense Limitations" on page
    00. Taking into account expense reimbursements, Management Fees and Total Annual Fund Operating Expenses for the Fund are estimated to be 0.00% and 1.95%, respectively.

EXAMPLE
-------

  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (as a percentage of net assets) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 YEAR          3 YEARS
-----------------------------------------------------------

International Growth Fund            $000            $000

The above example does not reflect any voluntary reimbursements by the Advisor.

MORE ABOUT THE WASATCH
INTERNATIONAL GROWTH FUND
-------------------------

LEAD MANAGER: Michael W. Gerding

INVESTMENT OBJECTIVE
  The investment objective of the Wasatch International Growth Fund is long term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
UNDER NORMAL MARKET CONDITIONS:
o Invest at least 65% of the Fund's assets in the common stocks of foreign companies in at least three different developed countries. We define foreign companies as those domiciled outside the United States or with the principal trading market of their securities outside the United States. We consider developed countries to include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. We consider emerging market countries to be those countries not listed as developed countries above.
o Focus on smaller foreign companies, although the Fund may invest in larger foreign companies or in U.S.-based companies of any size.
o Focus on companies that we believe have superior growth potential. In some cases, we may invest in early stage companies if we believe they have outstanding long term growth potential.
o Purchase stocks at prices we believe are rational relative to our projection of a company's five year earnings growth rate.
o Find growing companies wherever they exist in the world including emerging markets. The Fund's investments are not restricted by allocation models to certain regions, countries or industries.
o The Fund may also partici pate in initial public offerings (IPOs).
o In addition to investing in common stocks, the Fund may also invest in other equity securities including preferred stocks, warrants or convertible securities.

BUYING STOCKS
  To find growing companies, the Wasatch Research Team uses "bottom-up" fundamental analysis that includes pre screen ing potential invest ments using data bases and industry contacts, analyzing annual reports and financial state ments, visiting companies, meeting with top management, evaluating competi tive environments, looking at distribution channels and identifying areas for potential growth.
  We believe growing foreign companies have above average potential for stock price appreciation. These stocks are inherently more risky than most com mon stocks, and their prices are more volatile, but we think the potential rewards are greater.

WHAT WE LOOK FOR IN GROWING FOREIGN COMPANIES:
o Growth that is not directly dependent on Gross Domestic Product (GDP) growth of the country where they are based.
o The potential to grow faster than their industry.
o The potential to grow faster than an average large company.
o The potential to grow faster than they have historically.
o A sustainable competitive advantage.
o Increasing demand for products or services.
o The ability to capitalize on favorable long term trends.
o Market leadership or the potential to become a market leader.

o Proprietary products.
o Sound financial controls.
o Experienced top management.
o High return on capital.
o Stable investment environment.

SELLING STOCKS
WE ARE LIKELY TO SELL A STOCK WHEN:
o The rationale we used to buy the stock is no longer valid.
o The stock becomes overpriced.
o We believe another stock has better investment potential.

OTHER INVESTMENT STRATEGIES
  The Fund may use other investment strategies in addition to its principal strategies. For information about the more significant of these strategies and their risks see "Other Investment Strategies and Their Risks" on page 10. The Statement of Addi tional Information (SAI) also contains information about investment strategies and risks.

PRINCIPAL RISKS OF
INVESTING IN THE WASATCH
INTERNATIONAL GROWTH FUND
-------------------------

  The following discussion is intended to help you better understand the risks associated with the Wasatch International Growth Fund's principal investment strat egies. It is designed to make you aware of factors that have the potential to adversely affect a Fund's net asset value and its total return. Please read this section carefully.

MANAGEMENT RISK
  The types of securities held by the Fund may underperform other types of securities and may fail to produce the intended result. There can be no assurance that the Fund will achieve its investment objective. Some policies of the Fund cannot be changed without a shareholder vote. These are described in the SAI.

MARKET RISK
  The Fund may invest in common stocks. Stock prices may decline significantly over short or extended periods of time. Price changes may affect markets worldwide, or only foreign or domestic markets, or only certain stocks such as growth or value stocks, or only a particular com pany, industry, or sector of the market.

COMPANY RISK
  The Fund invests in individual stocks. Individual stocks can perform differently than the overall mar ket. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strat egies, or it may be due to changes in investors' perceptions regarding a company.

SMALL COMPANIES
  The Fund may invest in the common stocks of smaller companies. Small companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, the frequency and volume of trading in their stocks may be substantially less than that typical of larger companies. Therefore, the prices of small company stocks may be subject to wider and more erratic fluctuations.
  The spread between the bid and asked prices of small company stocks may be wider than the spread for more actively traded securities. As a result, if a small company stock is sold shortly after purchase, a loss may be incurred by the Fund solely due to the size of the bid-asked spread. Large sales of small company stocks may require selling them at a discount from quoted prices and/or making a series of small sales over a period of time.
  Small company stocks are often traded over-the-counter and may not have the trading volume typical of stocks traded on a national securities exchange. The values of their shares may move independently of the values of shares of large companies or of general stock market indexes such as the Dow Jones Industrial Average or the S&P 500/R Index.

EARLY STAGE COMPANIES
  The Fund may invest in companies that are in the early stages of develop ment. These companies are subject to the risks listed above for small companies. In addition, they may not be profitable now and there is no guarantee that they will become profitable or be able to obtain necessary financing. They may rely on untested business plans. They may not be successful in developing markets for their products and services. They may remain an insignificant part of their industry. They may be illiquid or they may not be publicly traded. Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.

RISKS OF GROWTH STOCKS
  The Fund invests in "growth stocks." Growth stocks typically trade at higher price-to-earnings ratios (P/Es) than other stocks. There fore, their prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. If the Advisor's assess ment of a company's earnings growth prospects is wrong, or if the Advisor's judgment about how other investors will value a company's earnings growth is wrong, then the company's stock may fail to achieve the expected price appreciation.

HIGH GROWTH COMPANIES
  The Fund's focus on investing in growing companies means that from time to time a significant portion of its assets may be invested in the stocks of high growth companies.
  We define high growth companies as those that are increasing earnings at a rate that is significantly faster than the average company. Com panies growing this aggressively often have high price-to-earnings ratios (P/Es) and are considered more risky because the challenge to meet growth expectations is greater. The stock prices of high growth companies are more volatile than the prices of other common stocks.

RISKS OF FOREIGN SECURITIES
  Invest ments in foreign companies involve certain risks not typically associated with investments in U.S. companies.
  FOREIGN MARKET RISK. Foreign securities markets may be less liquid and their prices may be more volatile than domestic markets. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.
  CURRENCY RISK. The U.S. dollar value of a Fund's assets may be affected by foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency may change the U.S. dollar value of a Fund's assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversions between various currencies.
  POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets which may have relatively unstable govern ments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on divi dends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect a Fund's investments.
  REGULATORY RISK. Foreign companies that are not publicly traded in the U.S. are not subject to uniform accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.
  FOREIGN TAX RISK. A Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by a Fund, share holders may be entitled to a credit or deduction for U.S. tax purposes.
  TRANSACTION COSTS. Transaction costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

EMERGING MARKETS
  The Fund may invest in companies that are based in, or do a significant amount of business in, countries with emerging economies and securities markets. Investments in emerging markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets. Risks of investing in these countries may include political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, greater potential for government seizure of assets or nationalization of companies.

SECTOR WEIGHTINGS
  The Fund does not limit its invest ments to specific sectors. Although the Fund's approach to investing is to analyze the growth prospects of individual companies, we typically find the growth we seek in companies in what we believe are the fastest growing sectors of the economy. Currently, these are technology and health care.
  Funds that invest a large percentage of assets in a few sectors or similar types of companies are more vulnerable to the price movements of a single security or small group of securities than funds that diversify their investments among a broad range of sectors and types of companies.

TECHNOLOGY COMPANIES
  The Fund may invest in companies that could be broadly classified as being in the technology sector. Investments may include companies in the computer software, computer systems and components, semiconductor, electronics, communications and chemical indus tries.
  In general, these companies operate in an extremely competitive environ ment where rapid new developments could have a dramatic impact on a company's earnings growth potential. In addition, many of these companies are sensitive to global and domestic economic conditions and, for some companies, earnings growth may be tied to product cycles within their specific industries. If technology continues to advance at an accelerated rate and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

HEALTH CARE COMPANIES
  The Fund may invest in companies that could be broadly classified as being in the health care sector. These investments may include health care providers, health care service companies, and biotechnology, pharmaceutical and medical products companies.
  Many health care companies are subject to government regulations and may rely on government programs for reimbursement. Certain companies such as biotechnology and pharmaceutical companies rely on government agencies for approval of their products and services. Many products and services in the health care industry may become rapidly obsolete due to technological and scientific advances.

INITIAL PUBLIC OFFERINGS (IPOS)
  The Fund may invest in common stocks purchased in initial public offerings
(IPOs).
   Most IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
  Shares purchased in IPOs may involve higher transaction costs and may be difficult to sell at a time or price that is desirable.
  IPO shares may be sold within 12 months of purchase. This may result in increased short term capital gains that are taxable to shareholders as ordinary income.
  In addition, IPO shares may have significant impact on a Fund's total returns when its asset base is small. As a Fund's asset base grows, the effect of IPO shares on the Fund's total returns will diminish.

NON-DIVERSIFICATION RISK
  The Fund is non-diversified. Being non-diversified means a Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Funds that invest in the stocks of a few companies have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

OTHER INVESTMENT
STRATEGIES
AND THEIR RISKS
----------------


CASH/TEMPORARY DEFENSIVE
POSITIONS
  If the Research Team is unable to locate attractive investment opportunities, or when we consider market, economic or political conditions to be unfavorable for profitable investing, we may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies.
  For example, we may temporarily increase the Fund's cash position, invest a larger portion of its assets in money market instruments, or invest in fewer than three countries. We reserve the right to invest all of the Fund's assets in temporary defensive positions.
  When the Fund takes temporary defensive positions by increasing its holdings in cash or money market instruments, it may not participate in stock market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks. In addition, the Fund may not achieve its investment objective.

CURRENCY HEDGING
  The Fund may use currency hedging techniques including forward foreign currency exchange contracts to manage currency risk.
  The goal of using these techniques will be to benefit the Fund's performance. However, using these techniques could be detrimental to performance if the Advisor incorrectly judges the direction of exchange rates. More information about currency hedging techniques and forward foreign currency exchange contracts can be found in the SAI.

ILLIQUID SECURITIES
  The Fund may invest up to 15% of its net assets in illiquid securities, including "restricted" securities and private placements for which there is no public market value. The fair value of these securities will be determined by a designated Pricing Committee under the supervision of the Board of Directors in accordance with Board-approved Pricing Procedures. Given the inherent uncertainties of determining fair market value, there can be no assurance that the value we place on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Fund may not be able to easily liquidate its position in these securities.
  The Fund also may invest in securities that are less liquid than the securities of large established companies. These less liquid securities may include the securities of smaller companies, convertible securities, foreign securities and emerging markets securities. The Fund may experience a loss if it is unable to sell a security at a time and price that would be most beneficial.

INVESTMENTS IN OTHER
INVESTMENT COMPANIES
  The Fund may invest up to 10% of its total assets in other investment companies. The returns of the Fund's investments in other investment companies will be reduced by their operating expenses. Please see the SAI for more information about the risks of investing in other investment companies.

LEVERAGING
  Borrowing to purchase securities is known as leveraging. The Fund may borrow from banks for temporary or emergency purposes, clearing transactions or to invest. Leveraging increases the effect of changes in the market value of a Fund's portfolio. Leveraging may expose a Fund to greater risk and increased costs. Interest paid on borrowed funds may have the effect of lowering a Fund's return. In addition, a Fund may have to sell securities it would normally keep in order to make interest payments. The Fund does not expect borrowings to exceed 10% of net assets.

NON-INVESTMENT GRADE SECURITIES
  The Fund may invest up to 10% of its total assets collectively in non-investment grade securities including high yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks. The Advisor believes that having the flexibility to invest in these types of securities may be beneficial to the Fund under certain conditions. However, non-investment grade securities generally are more risky and have more volatile prices than investment grade securities. Additional risks associated with investments in non-investment grade securities are described in the SAI.

OPTIONS AND FUTURES CONTRACTS
  To a limited extent, the Fund may use derivatives such as options and futures contracts to hedge against certain risks like adverse movements in securities prices. The Fund may also use options and futures contracts for non-hedging purposes such as seeking to enhance returns.
  The goal of using options and futures contracts will be to benefit the Fund. However, using options and futures contracts could hurt the Fund's performance if the Advisor incorrectly judges the direction of securities prices. More information about the risks associated with using options and futures contracts can be found in the SAI.

PORTFOLIO TURNOVER
  The Fund generally intends to purchase securities for long term investment rather than short term gains. How ever, short term transactions may result from liquidity needs, securities having reached a price or yield objective, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in the Fund's portfolio whenever the Advisor believes such changes are desirable. Portfolio turn over rates are generally not a factor in making decisions to buy or sell securities.
  To a lesser extent, the Fund may purchase securities in anticipation of relatively short term price gains. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

SHORT SALES
  To a limited extent, the Fund may make short sales of securities listed on one or more U.S. or foreign securities exchanges or on Nasdaq or EASDAQ. A short sale means a Fund sells a security it does not own in anticipation of a decline in the stock's price. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. A Fund will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. The Fund will not engage in short sales when these transactions would cause the market value of all the Fund's securities sold short to exceed 15% of its net assets. Short sales may reduce the Fund's returns or increase volatility.

MANAGEMENT
OF WASATCH FUNDS
----------------

  The investment advisor (Advisor) for Wasatch Funds is Wasatch Advisors, Inc. The headquarters of the Advisor and Wasatch Funds are located at 150 Social Hall Avenue, Suite 400, Salt Lake City, Utah 84111. The Advisor has been in the investment advisory business since 1975. As of March 31, 2002, the Advisor had approximately $7 billion in assets under management.
  The Advisor is responsible for investing Wasatch Funds' assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In addition, the Advisor provides certain administrative services and manages the Funds' business affairs.

MANAGEMENT FEES AND
EXPENSE LIMITATIONS
--------------------

  The Fund has agreed to pay the Advisor a monthly management fee computed on average daily net assets of the Fund at the annual rate of 1.50%. More detailed information about the Advisor's investment advisory and service contracts with Wasatch Funds can be found in the SAI.
  The Advisor has voluntarily agreed to limit the total expenses of the Fund at least through September 30, 2002, to 1.95% of average net assets computed on a daily basis. The Advisor will pay all expenses excluding interest, taxes and extraordinary expenses in excess of such limitations. The Advisor may rescind these voluntary limitations on expenses any time after September 30, 2002.

LEAD MANAGER
------------

  MICHAEL W. GERDING, CFA is Lead Manager of the Wasatch International Growth Fund. Mr. Gerding joined the Advisor in April 2002 bringing with him 17 years of experience in international growth investing. Mr. Gerding works out of the recently opened Wasatch office located at ________________________ Denver,
Colorado 00000.

LEAD MANAGER'S PRIOR RECORD
  Prior to joining the Advisor, Mr. Gerding was a vice president and portfolio manager with Denver Investment Advisors (DIA). Mr. Gerding joined DIA in 1999 to launch the firm's international growth equity investment effort and was portfolio manager of the Westcore International Frontier Fund since inception in 1999 and Westcore International Select Fund since inception in 2000.
  Prior to joining DIA, Mr. Gerding was a senior vice president and portfolio manager for Founders Asset Management in Denver. He joined Founders in 1990 to manage the Founders World wide Growth Fund. In 1993 he also became the lead portfolio manager of the Founders Passport Fund, an international small cap fund. Additionally, he served as either portfolio manager or co-manager of the Founders International Equity Fund from its inception in 1995 until 1997. From 1985 through 1990, Mr. Gerding was a portfolio manager and research analyst with NCNB Texas.
  He is a Chartered Financial Analyst and a member of the Denver Society of Security Analysts. Mr. Gerding earned a Bachelor of Business Administration in finance and a Master of Business Administration from Texas Christian University.

TWO FUNDS PREVIOUSLY MANAGED BY
MR. GERDING WERE SUBSTANTIALLY
SIMILAR TO THE WASATCH
INTERNATIONAL GROWTH FUND
  The Fund most recently managed by Mr. Gerding was the Westcore International Frontier Fund. Mr. Gerding managed the Fund from its inception on December 15, 1999 through April 16, 2002. At April 16, 2002, the Westcore International Frontier Fund had $00.0 million in net assets.
  Prior to managing the Westcore Fund, Mr. Gerding managed the Founders Passport Fund since its inception in 1993 through June 30, 1999. At June 30, 1999, the Founders Passport Fund had $116.8 million in net assets.
  In addition to responsibility for the day-to-day management of these Funds, Mr. Gerding had full discretionary authority over the selection of investments.
  Shown in the chart below are the average annual total returns for one year and for the entire period during which Mr. Gerding managed the Westcore International Frontier Fund compared to the MSCI World Ex-US Small-Cap Index, and the average annual total returns for one year, five years and for the entire period during which Mr. Gerding managed the Founders Passport Fund compared to the MSCI World Ex-US Small-Cap Index.


AVERAGE ANNUAL TOTAL RETURNS
                                                                   SINCE
                                               1 YEAR  5 YEARS  INCEPTION(1,3)
------------------------------------------------------------------------------
WESTCORE INT'L FRONTIER (as of 4/16/02)(1)      00.00%   N/A     00.00%
------------------------------------------------------------------------------

MSCI WORLD EX-US SMALL-CAP                      00.00%   N/A     00.00%
  INDEX (as of 4/16/02)(2)
------------------------------------------------------------------------------

FOUNDERS PASSPORT (as of 6/30/99)(3)            00.02%  12.73%   10.60%
------------------------------------------------------------------------------

MSCI WORLD EX-US SMALL-CAP                      00.00%  00.00%   00.00%
  INDEX (as of 6/30/99)(2)
------------------------------------------------------------------------------

(1)Inception of the Westcore International Frontier Fund was December 15, 1999. Average annual total returns reflect changes in share prices and reinvestment of dividends and distributions and are net of all actual fees and expenses incurred by the Fund. For the periods shown in the chart above, the net annual fund operating expenses as a percentage of average daily net assets were capped at 1.50%. These expenses are lower than those of the Wasatch International Growth Fund. For the period from December 15, 1999 through December 30, 2000, a significant portion of the returns of the Westcore International Frontier Fund were attributable to investment in IPOs.
(2)The MSCI World Ex-US Small-Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $800 million across 23 developed markets, excluding the United States. The Index figures do not reflect any fees or expenses. You cannot invest directly in the Index.
(3)Inception of the Founders Passport Fund was November 16, 1993. Average annual total returns reflect changes in share prices and reinvestment of dividends and distributions and are net of all actual fees and expenses incurred by the Fund. The Founders Passport Funds' net annual fund operating expenses as a percentage of average daily net assets were 1.70% annualized for the period from 11/16/93 to 12/31/93, 1.88% for 1994, 1.76% for 1995, 1.57% for 1996,
   1.53% for 1997, 1.52% for 1998, and 1.58% annualized for the period from 1/1/99 to 6/30/99. These expenses are lower than those of the Wasatch International Growth Fund.

Past performance is not indicative of future performance. Although the Wasatch International Growth Fund's investment objective and strategies are substantially similar to the Westcore International Frontier Fund and the Founders Passport Fund, the Wasatch International Growth Fund is a separate fund. The historical performance of the Westcore International Frontier Fund and the Founders Passport Fund is not indicative of the future performance of the Wasatch International Growth Fund. Share prices and investment returns will fluctuate in response to many factors such as market conditions, investors' perceptions and companies' fundamentals.

RESEARCH TEAM
-------------

  The Lead Manager will be responsible for making investment decisions for the International Growth Fund in accordance with its investment objective and strategies. The following members of the Wasatch Research Team will support the Lead Manager and play a key role in analyzing securities and making investment recommendations for the Fund.
  ROGER D. EDGLEY, CFA joined the Advisor in April 2002 as a Portfolio Manager to work with Wasatch's Research Team in the area of international growth equity investing. His 12 years of experience have focused on investing in growing small and mid-size companies using a process of bottom-up, fundamental analysis similar to the style employed by the Advisor. Mr. Edgley, a native of the United Kingdom, has special expertise in the markets of Asia, United Kingdom, Ireland, Canada and Australia.
  Prior to joining the Advisor, Mr. Edgley was a principal, director of international research and portfolio manager for Liberty Wanger Asset Management in Chicago, which manages the Acorn Funds. He was a co-manager of the Acorn Foreign Forty Fund. Liberty Financial acquired Wanger Asset Management in 2000.
  Mr. Edgley joined Wanger Asset Management as an equities analyst in 1994 to cover the firm's Asia (ex-Japan) portfolio that included the markets of Hong Kong, Singapore, Malaysia, Taiwan, Indonesia, Thailand and Korea. Beginning in 1998, he also covered Australia, Canada and sectors in the United Kingdom. Earlier, Mr. Edgley worked in Hong Kong as a financial services analyst for Societe Generale Asia/Crosby Securities and as an analyst for Strategic Asset Management.
  Mr. Edgley is a Chartered Financial Analyst. He earned a Bachelor of Science degree with honors in psychology from the University of Hertfordshire, a Master of Arts degree in philosophy from the University of Sussex and a Master of Science degree in social psychology with statistics from the London School of Economics.
  LAURA G. VANDER POL, CFA joined the Advisor in April 2002 as a Senior Equities Analyst with primary responsibility for the Wasatch International Growth Fund. She joined the Advisor from Denver Investment Advisors (DIA) where she was a vice president and research analyst for the Westcore International Frontier Fund and the West core International Select Fund. Ms. Vander Pol works out of the Advisor's recently opened Denver office.
  Prior to joining Denver Investment Advisors, Ms. Vander Pol was a portfolio strategist and relationship manager at INVISTA Capital Management from 1996 to 2000. She worked as part of the international investment team to develop investment strategy and construct portfolios, and was responsible for communicating investment results to several institutional clients.
  She is a Chartered Financial Analyst and a member of the Denver Society of Security Analysts. Ms. Vander Pol earned a Bachelor of Arts degree in economics with a minor in business from Central College. She went on to earn a Master of Business Administration from the University of Iowa.
  SAMUEL S. STEWART, JR., PHD, CFA, has served as President and Chairman of the Board of Wasatch Funds since 1986 and Chairman of the Board of the Advisor since 1975.
  Dr. Stewart is Lead Manager of the Wasatch Core Growth Fund. In addition, he is Co-Manager of the Wasatch Small Cap Value Fund. He will serve as an analyst on the Wasatch International Growth Fund.
  Dr. Stewart is a Chartered Financial

Analyst. He earned a Bachelor of Science in Business Administration from North western University. He went on to earn a Master of Business Administration and a Doctorate in finance from Stanford University. From 1975 through 2000, Dr. Stewart served as a professor of finance at the University of Utah.
  KAREY BARKER, CFA, is a Vice President and Director of the Advisor. She is Lead Manager of the Wasatch Ultra Growth Fund and Co-Manager of the Wasatch Global Science & Technology Fund. Ms. Barker will serve as an analyst on the Wasatch International Growth Fund. She joined the Wasatch Research Team as a securities analyst in 1989.
  Ms. Barker is a Chartered Financial Analyst. She holds a Bachelor of Arts in French and Bachelor of Science in finance from the University of Utah.
  AJAY KRISHNAN, CFA, is Co-Manager of the Wasatch Ultra Growth and Wasatch Global Science & Technology Funds. He will serve as an analyst on the Wasatch International Growth Fund. Mr. Krishnan joined the Wasatch Research Team as a securities analyst in 1994.
  He is a Chartered Financial Analyst. Mr. Krishnan holds a Master of Business Administration from Utah State University and a Bachelor of Science in physics with a minor in mathematics from Bombay University.

--------------------------------------------------------------------------------

ADDITIONAL
SERVICE PROVIDERS
-----------------

ADMINISTRATOR
  Sunstone Financial Group, Inc.
  803 West Michigan Street, Suite A
  Milwaukee, WI 53233-2301
TRANSFER AGENT
  Sunstone Financial Group, Inc.
  803 West Michigan Street, Suite A
  Milwaukee, WI 53233-2301
CUSTODIAN
  UMB Bank, n.a.
  928 Grand Boulevard, 10th Floor
  Kansas City, MO 64106-2008
LEGAL COUNSEL TO WASATCH FUNDS
  Michael J. Radmer
  Dorsey & Whitney LLP
  50 South Sixth Street, Suite 1500
  Minneapolis, MN 55402-1498

SHAREHOLDER'S GUIDE
-------------------

-------------------------------------------------------------------------------

  INVESTMENT MINIMUMS
  -------------------

      New Accounts..................................... $2,000
      New Accounts with an Automatic Investment Plan... $1,000
      Individual Retirement Accounts (IRAs)............ $1,000
      Coverdell Education Savings Accounts............. $1,000

-------------------------------------------------------------------------------

HOW TO CONTACT WASATCH
----------------------


BY TELEPHONE
1.800.551.1700
Shareholder Services Representatives are available Monday through Friday from 7:00 a.m. to 7:00 p.m. Central Time.

AUTOMATED TELERESPONSE
1.800.551.1700
Available 24 Hours a Day

ONLINE
Please visit our web site at
www.wasatchfunds.com
--------------------

BY MAIL
  WASATCH FUNDS
  P.O. Box 2172
  Milwaukee, WI 53201-2172

BY OVERNIGHT DELIVERY
  WASATCH FUNDS
  803 West Michigan Street, Suite A
  Milwaukee, WI 53233-2301

MAKE CHECKS PAYABLE TO WASATCH FUNDS
For policies governing the following transactions and services, please see "Account Policies" on page 18.

OPEN A NEW ACCOUNT
------------------

NEW ACCOUNTS ARE SUBJECT TO ACCEPTANCE BY WASATCH FUNDS. TO OPEN AN INDIVIDUAL RETIREMENT ACCOUNT, YOU WILL ALSO NEED A WASATCH FUNDS IRA INFORMATION KIT AND IRA APPLICATIONS.

BY TELEPHONE
  WIRE--Complete a new account application and call a Shareholder Services Representative for instructions.

BY MAIL
  Complete the appropriate applications for a regular or an IRA account.
  Mail the applications, any other materials (such as a corporate resolution for corporate accounts) and a check.

ONLINE
  Visit Wasatch Funds web site, complete the appropriate applications and submit them electronically to Wasatch Funds. You may also sign up to invest automatically by filling out the automatic investment plan application.

  Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.

PURCHASE SHARES FOR AN
EXISTING ACCOUNT
----------------

BY TELEPHONE
  ELECTRONIC FUNDS TRANSFER--For additional investments from $100 up to $50,000. Your account will be charged a service fee (currently $20.00) if an electronic funds transfer cannot be processed for any reason.
  WIRE--Have your bank send your investment to:
  o UMB Bank, N.A.
  o ABA Number 101000695
  FOR CREDIT TO WASATCH FUNDS
  o Account Number 987-060-9800
  FOR FURTHER CREDIT TO:
  o Wasatch (name of Fund)
  o Your Wasatch account number
  o Name(s) of investor(s)
  o Social Security or Tax ID Number

BY MAIL
  Fill out the form from your most recent statement or write a note that includes the name of the account and the account number.
  Mail the form or note and a check.

ONLINE
  Visit Wasatch Funds' web site and submit the online form to add to your account in amounts of $100 or more.

AUTOMATICALLY
  AUTOMATIC INVESTMENT PLAN (AIP)--Call a Shareholder Services Representative to request an application.
  The minimum for subsequent automatic investments is $50 per month or $100 per quarter.
  Complete and mail the application and any other required materials.

SELL (REDEEM) SHARES
--------------------

O REDEMPTION REQUESTS FOR OVER $50,000 MUST BE MADE IN WRITING (A SIGNATURE
  GUARANTEE IS REQUIRED).
O CHECKS WILL BE MAILED TO THE ADDRESS ON YOUR ACCOUNT.
O REDEMPTION REQUESTS MADE WITHIN 30 DAYS OF AN ADDRESS CHANGE MUST BE MADE IN
  WRITING AND REQUIRE A SIGNATURE GUARANTEE.

BY TELEPHONE
  You may sell shares in your account in amounts of $500 up to $50,000 by calling Wasatch Funds if you did not decline the telephone redemption privilege when establishing your account.

BY MAIL
Write and mail a letter that includes:
  Your name
  The Fund(s) name
  Your account number(s)
  The dollar amount or number of shares to be redeemed
  Your daytime telephone number
  Signature(s) of account owners (sign exactly as the account is registered) Signature guarantee (if required)
  For IRA accounts, state whether the distribution is qualified and whether taxes should be withheld. If no withholding instructions are given, Wasatch Funds will withhold 10%.

ONLINE
  You may sell shares in amounts of $500 up to $50,000.

AUTOMATICALLY
  SYSTEMATIC WITHDRAWAL PLAN--
Call a Shareholder Services Representative to request an application. This plan allows you to make monthly, quarterly or annual redemptions of $50 or more.
  Complete and mail the application and any other required materials.

ACCOUNT POLICIES
----------------

INVESTMENT MINIMUMS

o If you purchase shares directly from Wasatch Funds, the minimum initial investment for a regular account is $2,000.
o The minimum initial investment for Individual Retirement Accounts (IRAs), Education Savings Plans and regular accounts opened with an automatic investment plan is $1,000.
o Other than the reinvestment of dividends and capital gains, the minimum for subsequent purchases in regular and IRA accounts is $100. For accounts with an automatic investment plan, the minimum for subsequent purchases is $50 monthly or $100 quarterly.
o Wasatch Funds reserves the right to waive or lower investment minimums for any reason.
o Accounts opened through third parties such as brokers or banks may be subject to different minimums for initial and subsequent purchases.

TYPES OF REGULAR ACCOUNTS
o Individual or Joint Ownership
o Gift to Minor
o Corporation, Partnership, Trust or Other Entity

TYPES OF INDIVIDUAL RETIREMENT
ACCOUNTS (IRAS)
o Traditional IRA
o Rollover IRA
o Roth IRA
o Roth Conversion IRA
o SEP-IRA
o SIMPLE IRA
o Section 403(b)(7) Plan

TYPES OF EDUCATION
SAVINGS PLANS
o Coverdell Education Savings Account

NO CANCELLATIONS
  Please place your transactions with care. Wasatch Funds will not cancel any transaction once it has been initiated and, if applicable, a reference or confirmation number has been assigned.

PURCHASING SHARES
o There are no sales charges to purchase shares of Wasatch Funds.
o The purchase price of your shares will be determined the next time the NAV is calculated after the Transfer Agent receives your request in good order.
o Purchases must be made in U.S. dollars.
o Wasatch Funds does not accept cash, credit cards, third party checks or credit card checks.
o Wasatch Funds reserves the right to stop selling shares at any time or to reject specific purchase requests, including purchases by exchange from another Wasatch Fund or the Northern U.S. Government Money Market Fund.
o Purchase requests sent to Wasatch Funds' headquarters in Salt Lake City will be forwarded to the Transfer Agent in Milwaukee, but the effective date of the purchase will be delayed until the request is received in good order by the Transfer Agent.
o Purchase requests made by telephone will only be accepted for established accounts via electronic funds transfer from the Automated Clearing House
  (ACH), corporate accounts and broker-dealers who have been previously approved by Wasatch Funds.
o When you purchase shares online, the amount you would like to invest will be withdrawn from your bank after the Transfer Agent receives your online application in good order. You will receive a reference number for your transaction when you submit your application or subsequent purchase. A verification of your request will also be sent to your e-mail address and we will mail a transaction confirmation to you when we have processed your online application.

THIRD PARTY CHECKS
  To guard against check fraud, Wasatch Funds will not accept checks made payable to third parties.

SELLING (REDEEMING) SHARES
o You may request that Wasatch Funds redeem all or a portion of your shares.
o The price of shares you redeem will be determined the next time the NAV is calculated after the Transfer Agent receives your request in good order.
o New accounts automatically have the telephone redemption privilege, unless you specifically decline it.
o You may redeem shares in your account in amounts of $500 up to $50,000 by telephone or online.
o Redemption requests for over $50,000 must be made in writing and a signature guarantee is required.
o Wasatch Funds does not accept redemption requests made via FAX.
o Wasatch Funds will mail a check to the address on your account within seven business days after the Transfer Agent receives your request in good order. Redemption proceeds can also be sent by wire ($7.50 fee) or electronic funds transfer to your preauthorized bank account.
o Payment may be delayed for up to seven business days on redemption requests for recent purchases made by check or electronic funds transfer to ensure that the payment has cleared.
o Wasatch Funds can delay payment of redemption proceeds for up to seven business days at any time.
o Redemption requests sent to Wasatch Funds' headquarters in Salt Lake City will be forwarded to the Transfer Agent in Milwaukee, but the effective date of the redemption will be delayed until the request is received in good order by the Transfer Agent.
o Redemption requests from corporations, executors, administrators, trustees and guardians may require additional documentation and signature guarantees.
o If the account is worth less than the amount requested, the entire value of the account will be redeemed.
o Wasatch Funds reserves the right to redeem in kind.
o Wasatch Funds reserves the right to reject or delay a redemption on certain legal grounds.
o Redeeming shares may result in a taxable capital gain or loss.

REDEMPTION FEE
o Wasatch Funds will deduct a fee of 2.00% from redemption proceeds on Fund shares held less than two months.
o The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short term shareholder trading.
o If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.
o The redemption fee does not apply to shares that were acquired through reinvestment of distributions.
o 401(k) plans are exempt from the redemption fee.
o We reserve the right to waive the redemption fee in special situations where we believe such a waiver is warranted.
o The redemption fee does not apply to shares redeemed through the Systematic Withdrawal Plan.

HOW FUND SHARES ARE PRICED
o The Fund's share price changes daily, so the price of shares you wish to purchase or redeem will be determined the next time the NAV is calculated after the Transfer Agent receives your request in good order.
o A Fund's share price, or Net Asset Value (NAV), is calculated by dividing the value of all securities and other assets owned by the Fund, less the liabilities charged to the Fund, by the number of Fund shares outstanding.
o The NAV is calculated each day the New York Stock Exchange (the "Exchange") is open for trading. The NAV is determined as of the close of trading (generally 3:00 p.m. Central Time) or, if different, the close of the Exchange.
o Shares of the Fund will not be priced on holidays the Exchange observes, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
o Securities traded on a recognized stock exchange are valued at the last sale price on the exchange on which the securities are primarily traded or at the last sale price on the national securities market. Securities for which there were no transactions are valued at the closing bid price.
o The Fund may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.
o Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Advisor.
o Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value.
o Restricted securities, private placements and other illiquid securities for which market value quotations are not readily available are valued at fair market value as determined by a designated Pricing Committee under the supervision of the Board of Directors and in accordance with Board-approved Pricing Procedures.

SIGNATURE GUARANTEE
  A signature guarantee assures that a signature is genuine. It is intended to protect shareholders and Wasatch Funds against fraudulent transactions by unauthorized persons.
  Signature guarantees are required by Wasatch Funds in the following cases:
o To change your designated bank account or bank address.
o To request a redemption in excess of $50,000 (must be made in writing).
o To request a wire transfer of redemption proceeds to a person other than the registered shareholder(s).
o Requests for redemption proceeds to be mailed to an address other than the address of record.
o Certain transactions on accounts involving executors, administrators, trustees or guardians.
o Redemptions made within 30 days of an address change.
o To change registered account holders.
o To add telephone privileges.

  WASATCH FUNDS RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES.

HOW TO OBTAIN A SIGNATURE GUARANTEE
  You may obtain a signature guarantee from a commercial bank or trust company in the United States, a brokerage firm that is a member of the National Association of Securities Dealers, Inc. or an eligible guarantor institution such as a credit union or savings association.

Call your financial institution to see if they have the ability to guarantee a signature.
  A SIGNATURE GUARANTEE MAY NOT BE PROVIDED BY A NOTARY PUBLIC.
AUTOMATIC INVESTMENT PLAN (AIP)
o Automatic purchases of Fund shares can be made for as little as $50 per month or $100 per quarter. Wasatch Funds does not currently charge a fee for this service.
o You may elect to have your automatic purchase made on the 5th and/or the 20th day of each month. If these dates fall on a weekend or holiday, purchases will be made on the next business day.
o Your signed AIP application and an unsigned, voided check or deposit slip must be received at least 14 days prior to your first automatic purchase.
o Your financial institution must be a member of the Automated Clearing House
  (ACH).
o When your AIP has been established, the bank or financial institution you designate can begin debiting a preauthorized amount from your account on a specified date to purchase shares for your Fund account.
o A $20 fee will be assessed if your automatic purchase cannot be made for any reason.
o If you redeem an account with an AIP to a zero balance, the plan will be discontinued.

SYSTEMATIC WITHDRAWAL PLAN
o You may arrange to make monthly, quarterly or annual redemptions of $50 or more. There is no charge to shareholders for using this plan.
o Your Fund account balance must be at least $5,000 at the time you begin participation in the plan.
o You may choose either the 5th or the 20th of the month to have systematic withdrawals distributed to you. If the day falls on a weekend or legal holiday, the distribution will be made on the previous business day.
o You may terminate the Systematic Withdrawal Plan at any time without charge or penalty.
o Wasatch Funds may terminate or modify the plan after 60 days' written notice to shareholders.
o The redemption fee does not apply to shares redeemed through the plan.

EXCHANGING SHARES
o Shares of the Fund may be exchanged for shares of any other Wasatch Fund (except closed Funds) or the Northern U.S. Government Money Market Fund ("Money Market Fund") on any day the Exchange is open for business.
o Before authorizing any investment in shares of other Wasatch Funds or the Money Market Fund you must obtain a copy of the Wasatch Funds prospectus or the Northern U.S. Government Money Market Fund prospectus, available from Wasatch Funds. Please read the prospectus carefully before investing.
o The price of shares being exchanged will be determined the next time the NAV is calculated after the Transfer Agent has received your exchange request in good order.
o You may make four exchanges out of each Fund during a calendar year (ex-cluding automatic exchanges).
o Exchanges for shares in closed Funds may only be made by shareholders with existing accounts in those Funds.
o You may open a new account or purchase additional shares (except in closed Funds) by making an exchange from an existing Fund account.
o New accounts opened by exchange will have the same registration as existing accounts and are subject to the minimum initial investment requirements.
o Additional documentation and signature guarantees may be required for exchange requests if shares are registered in the name of a corporation, partnership or fiduciary.
o Additional exchanges may be made for $500 or more.
o Exchanges on shares held less than two months will trigger the redemption fee.
o New accounts automatically have the telephone exchange option, unless you specifically decline it.
o Wasatch Funds does not accept exchange requests made via FAX.
o Exchange requests may be subject to other limitations, including those relating to frequency, that Wasatch Funds may establish to ensure that exchanges do not disadvantage shareholders or Wasatch Funds.
o Shareholders will be notified at least 60 days in advance of any changes in limitations and may obtain the terms of the limitations by writing to Wasatch Funds.
o Exchanging shares may result in a taxable capital gain or loss.
EXCHANGES BETWEEN WASATCH FUNDS AND THE NORTHERN U.S. GOVERNMENT MONEY
MARKET FUND
o You may exchange all or a portion of your investment from the Money Market Fund to Wasatch Funds, or from Wasatch Funds to the Money Market Fund.
o Before authorizing any investment in shares of the Money Market Fund you must obtain a copy of the Northern U.S. Government Money Market Fund prospectus, available from Wasatch Funds. Please read it carefully before investing.
o Exchanges are subject to the minimum purchase and redemption amounts set forth in this prospectus.
o Only shareholders with existing accounts in Funds that are closed to new investors may redeem Money Market Fund shares to purchase shares of those Funds. Shareholders of Funds that are closed to new and existing investors may not redeem Money Market Fund shares to purchase shares of those Funds.
o You may make automatic monthly investments in Wasatch Funds by redeeming shares from your Money Market Fund account. There is no fee for this service.
o Any changes to the automatic exchange must be made 10 business days prior to the transaction.
o Exchange requests will be effective the day the Transfer Agent receives them in good order by 3:00 p.m. Central Time, or market close on days Wasatch Funds calculates the NAV, unless it is a bank holiday. Requests made on bank holidays will be processed the following business day. This applies to the Fund being redeemed and the Fund being purchased.
o You will begin accruing income from the Money Market Fund the day following the exchange.
o Dividends earned in the Money Market Fund are payable at the end of the month, not at the time of an exchange.

PURCHASING SHARES THROUGH THIRD
PARTIES SUCH AS BROKERS OR BANKs
o You may buy or sell shares of the Fund through banks or investment professionals, including brokers who may charge you a transaction fee for this service.
o Certain features offered by Wasatch Funds, such as minimum initial investment or subsequent investment amounts, may be modified or may not be available through other institutions.
o Once you have established an account through an institution or investment professional, any subsequent transactions for, or questions about, that account must be made through them.
o The Advisor or Wasatch Funds may enter into agreements with various brokerage or other firms pursuant to which such firms provide administrative services with respect to customers who are beneficial owners of shares of Wasatch Funds. The Advisor or Wasatch Funds may compensate such firms in amounts based on assets of customers invested in Wasatch Funds.
o The third party, rather than you, may be the shareholder of record of your Fund shares.
o Wasatch Funds is not responsible for the failure of any third party to carry out its obligations to its customers.

SHAREHOLDER REPORTS
  We mail annual and semi-annual reports and prospectuses unless you elect to receive them via e-mail by filling out the consent form on our web site.
  Annual reports are dated September 30th, the close of Wasatch Funds' fiscal year, and contain important information about Wasatch Funds, including portfolio holdings and audited financial statements. Semi-annual reports are dated March 31st and contain information about Wasatch Funds' performance and portfolio holdings as well as unaudited financial statements.
  To reduce the mail received by shareholders, as well as Fund expenses, only one copy of most financial reports will be mailed to accounts listed under the same Social Security Number. Additional copies of share holder reports are available by calling Wasatch Funds or downloading them from our web site.

ACCOUNT STATEMENTS
  Account statements will be mailed quarterly. You may elect to receive quarterly statements via e-mail by filling out the consent form on the Funds' web site. Wasatch Funds will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you invest through the Automatic Investment Plan, you will receive confirmation of your purchases quarterly.

INVOLUNTARY REDEMPTION
  Wasatch Funds reserves the right to redeem the shares held in any account if the Net Asset Value of the shares falls below $500 unless the account is an Automatic Investment Plan. Your account will not be closed if the drop is due to share price fluctuations. Share holders will be given at least 60 days' written notice before involuntary redemptions are made. Share holders can prevent involuntary redemptions by restoring the account to the minimum investment amount during the 60 days.

EMERGENCY CIRCUMSTANCES
  Wasatch Funds or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. It may be difficult to reach Wasatch Funds by telephone during periods of substantial economic or market change or in emergency situations. Under these circumstances, you may wish to consider purchasing, redeeming or exchanging shares by mail, overnight express delivery or online. Wasatch Funds can suspend redemptions and/or delay payments of redemption proceeds when the New York Stock Exchange is closed due to financial conditions or during emergency circumstances, as determined by the Securities and Exchange Commission (SEC).

RESPONSIBILITY FOR FRAUD
  Wasatch Funds and its agents will not be responsible for any losses resulting from unauthorized transactions providing reasonable procedures to prevent fraudulent transactions have been followed. Procedures to reasonably assure that instructions are genuine include requesting verification of various pieces of personal and account information, recording telephone transactions, confirming transactions in writing or online and restricting transmittal of redemption proceeds to preauthorized destinations.

INSUFFICIENT FUNDS POLICY
  Wasatch Funds reserves the right to cancel a purchase if a check or electronic funds transfer does not clear your bank. Wasatch Funds will charge your account a $20 fee and you will be responsible for any losses or fees imposed by your bank and any losses that may be incurred by Wasatch Funds as a result of the canceled purchase. If you are already a Wasatch Funds shareholder, we may redeem shares in your account(s) to cover losses due to fluctuations in share price.

CHANGES TO BANK INFORMATION
  Requests to change the bank information on your account must be made in writing, signed by all account holders and accompanied by a signature guarantee.

REGISTRATION CHANGES
  To change the name on an account, the shares are generally transferred to a new account. Legal documentation and a signature guarantee is required.

ADDRESS CHANGES
  To change the address on your account, call a Shareholder Services Representative, visit our web site or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options, including redemptions, may be suspended for 30 days following an address change unless a signature guarantee is provided.

DIVIDENDS, CAPITAL GAIN
DISTRIBUTIONS AND TAXES
-----------------------

  In addition to any increase in the value of shares the Fund may achieve, you may receive dividends and capital gain distributions from the Fund.

DIVIDENDS
  Dividends from stocks and interest earned from other investments are the Fund's main sources of ordinary income. Substantially all of the Fund's income, less expenses, is distributed at least annually as dividends to shareholders.

CAPITAL GAINS
  When the Fund sells portfolio securities it may realize a capital gain or loss, depending on whether the security is sold for more or less than its adjusted cost basis. Net realized capital gains, if any, will be distributed at least annually.

BUYING A DIVIDEND
  Purchasing shares of the Fund shortly before it makes dividends or capital gain distributions will have the effect of reducing the per share Net Asset Value by the amount of the distribution. This is sometimes referred to as "buying a dividend" because although the distribution is in effect a return of a portion of the purchase price, it is taxable.
  Unless you are investing in a tax-deferred account like an IRA or Education Savings Plan, you may want to consider waiting to invest until after the Fund makes a distribution.

REINVESTMENT OF DIVIDENDS AND
CAPITAL GAIN DISTRIBUTIONS
  Dividends and capital gain distributions made by the Fund are automatically applied to purchase additional shares of the Fund at the per share Net Asset Value on the payable date unless you elect to have distributions paid to you in cash. You may change whether distributions are reinvested or paid in cash at any time by writing to the Transfer Agent. Changes will be effective for distributions with a record date on or after the date the Transfer Agent receives your request.

TAXES
  Dividends paid from the Fund's net investment income and net short term capital gains will be taxable as ordinary income, whether paid in cash or in additional shares.
  Distributions paid from the Fund's long term capital gains and designated as capital gain distributions generally are taxable as long term capital gains, regard less of the length of time you held your shares. The Fund expects that, as a result of its objective and strategies, distributions will consist primarily of capital gains.
  Gain or loss upon the sale of shares of the Fund will be treated as a capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. The gain or loss will be considered long term if the shareholder has held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short term and taxed at the same rates as ordinary income.
  The Fund is required to withhold and remit to the U.S. Treasury 31% of dividend payments, capital gain distributions, and redemption proceeds for any account for which withholding is required.
  The Fund may be required to pay withholding and other taxes imposed by foreign countries. If the Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the Fund or to deduct those amounts as an itemized deduction on your tax return. If the

Fund makes this election, you will be notified and provided with sufficient information to calculate your foreign tax credit or the amount you may deduct as foreign taxes paid.

WHEN YOU WILL RECEIVE
TAX INFORMATION
  After the end of each calendar year, you will be sent information on redemp-tions, dividends and long term capital gain distributions for tax purposes, including information as to the portion taxable as ordinary income and the portion taxable as long term capital gains.
  Account tax information will also be sent to the Internal Revenue Service.

GUIDE TO UNDERSTANDING
FUND PERFORMANCE
----------------

  As a mutual fund investor you will frequently see terms that are used to describe fund performance. In addition, many discussions are based on comparisons of one fund's performance to that of other mutual funds or recognized stock or bond market indexes. These discussions may appear in reports to shareholders, newsletters, advertisements and media articles. This section is designed to help you understand common terms and provide a description of indexes that may be used as benchmarks for a fund's performance.

  PERFORMANCE QUOTATIONS REPRESENT A FUND'S PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN A FUND WILL FLUCTUATE SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

  CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. Cumulative total return is generally quoted for more than one year (usually the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment and assumes reinvestment of all dividends and distributions.
  AVERAGE ANNUAL TOTAL RETURN reflects the average annual percentage change in the value of an investment in a Fund over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.
  YIELD shows the rate of income a Fund earns on its investments as a percentage of the Fund's share price. It is calculated by dividing a Fund's net investment income for a 30-day period by the average number of shares entitled to receive dividends and dividing the result by the Fund's NAV per share at the end of the 30-day period. Yield does not include changes in NAV.
  Yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Fund for a year and that Fund continued to have the same yield for the entire year.
  DOW JONES INDUSTRIAL AVERAGE ("THE DOW") is probably the most well known index. The Dow was developed in 1884 and is the oldest market index in the United States. Currently, the Dow contains 30 stocks that in the opinion of Dow Jones' Wall Street Journal editors, are the giants of Wall Street. When the Dow goes up, conventional wisdom suggests that investors are seeking the certainty associated with large, well-established companies, especially those that pay dividends. Typically, therefore, the more large, dividend-paying stocks a fund owns, the better it will perform when the Dow rises. The stocks of small and mid-size companies may perform differently than the Dow.
  MSCI WORLD EX-U.S. SMALL-CAP INDEX is an unmanaged index that measures the performance of stocks with market capitalizations between U.S. $200 million and $800 million across 23 developed markets, excluding the United States. This is the benchmark for the Wasatch International Growth Fund.
  NASDAQ COMPOSITE INDEX keeps tabs on the stocks of 3,500 or so small and mid-size companies that trade only on the computerized over-the-counter

(OTC) system. Due to their number and size, technology stocks tend to dominate the direction of the Index. Funds that invest heavily in technology stocks often reflect the performance of the Nasdaq.
  RUSSELL 2000 INDEX represents the smallest two-thirds of the largest 3,000 publicly traded companies domiciled in the United States. This Index is a popular measure of the performance of small company stocks.
  RUSSELL 2000 GROWTH INDEX is an unmanaged total return index that measures the performance of Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
  RUSSELL 2500 INDEX is an unmanaged total return index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, as ranked by total market capitalization.
  RUSSELL 2500 GROWTH INDEX is an unmanaged total return index that measures the performance of Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
  RUSSELL 2000 VALUE INDEX is an unmanaged total return index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates.
  RUSSELL 2000 TECHNOLOGY INDEX is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science.
  S&P 500/R Index. While the Dow is better known, many professionals consider the S&P 500 to be a more accurate measure of general stock market activity. The Index includes 500 of the nation's largest stocks from a broad variety of industries. It represents about 80% of the total market value of all stocks on the New York Stock Exchange. The performance of the S&P 500 is dominated by the fortunes of its largest stocks. Funds that invest heavily in the stocks of small and mid-size companies may not always have performance that is in line with the S&P 500.

GLOSSARY OF INVESTING TERMS
---------------------------

  This glossary provides definitions of terms as they pertain to investments made by Wasatch Funds.
  BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.
  CERTIFICATES OF DEPOSIT are issued by a bank and usually pay interest. Matur-ities range from a few weeks to several years. Interest rates are set by competitive forces in the marketplace.
  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 2 to 270 days and is issued by banks, corporations and other borrowers to investors with temporarily idle cash. The Fund may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.
  COMMON STOCK represents units of ownership (shares) in a public corporation. Owners of shares of common stock usually have the right to vote on the selection of directors and other important matters as well as to receive dividends on their holdings.
  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio within a specified period of time. By investing in convertible securities, a fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.
  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying secu-rity. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).
  DERIVATIVES are financial instruments whose value is based on another security. For example, an option is a derivative instrument because its value derives from an underlying stock, stock index or future.
  EARNINGS GROWTH is a measure of a company's profitability. Earnings per share is the portion of the company's profits allocated to each outstanding share of common stock. Over the long term, earnings growth is an important factor in stock price appreciation.
  EURODOLLARS are U.S. currency held in banks outside the United States, mainly in Europe, and are commonly used for settling international transactions. Some securities are issued in Eurodollars--that is, with a promise to pay interest in dollars deposited in foreign bank accounts.
  FIXED INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
  FORWARD CONTRACT is the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or cash price, with delivery and settlement at a specified future date. Because it is a completed contract--as opposed to an options contract, where the owner has the choice of completing or not completing--a forward contract can be a cover for the sale of a futures contract.
  FUTURES CONTRACT is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. The price is established between buyer and seller on the floor of a commodity exchange using the open outcry system. A futures contract obligates the buyer to purchase the underlying commodity and the seller to sell it, unless the contract is sold to another before the settlement date, which may happen if a trader wants to take a profit or cut a loss. This contrasts with options trading, in which the option buyer may choose whether or not to exercise the option by the exercise date.
  HEDGE/HEDGING are techniques used to offset investment risk. Hedging strategies include using futures contracts, put and call options, forward contracts, currency hedging and short selling.
  ILLIQUID SECURITIES. Under SEC rules, an investment in a security is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Fund.
  INVESTMENT GRADE DEBT SECURITIES are corporate bonds rated within the four highest categories by Moody's Investors Service, Inc., Standard & Poor's Rating Service, or other nationally recognized rating agencies. They may also be unrated corporate bonds that are comparable in quality to investment grade debt securities. Corporate bonds rated in the lowest of the top four rating categories, though considered investment grade, are deemed to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a lower rated security's weakened capacity to make principal and interest payments.
  LEVERAGING is the practice of borrowing to purchase securities.
  LIQUIDITY means that a particular stock has enough shares outstanding to allow large transactions without a substantial drop in price. Large company stocks typically have more liquidity than small company stocks.
  MARKET CAPITALIZATION is used to measure the size and value of a company. It is calculated by multiplying the number of a company's outstanding shares by the current market price of a share.
  MASTER DEMAND NOTES are demand instruments without a fixed maturity that bear interest at rates which are fixed to known lending rates and are automatically adjusted when such lending rates change.
  MONEY MARKET INSTRUMENTS are short-term debt instruments such as negotiable certificates of deposit (CDs), Eurodollars, commercial paper, banker's acceptances, Treasury bills, and discount notes of the Federal Home Loan Bank, Federal National Mortgage Association, and Federal Farm Credit System, among others. These instruments have low risk and liquidity in common.
  NON-INVESTMENT GRADE DEBT SECURITIES are corporate bonds rated "Ba" or lower by Moody's Investors Service, Inc., "BB" or lower by Standard & Poor's Rating Service, or are comparably rated by other nationally recognized rating agencies. These lower rated corporate bonds are also known as high yield or junk bonds. As investments, they are considered to be speculative in varying degrees and carry significant risk as to the issuer's ability to pay interest and repay principal.
  OPTIONS. In general, an option is the right to buy or sell a security at an agreed upon price. If the right is not exercised within a specified time period, the option expires and the buyer forfeits the premium paid for the right. There are two types of options commonly used by investors. A call option gives a buyer the right to buy shares of an underlying security at a fixed price before a specified date. The option buyer pays the option seller a premium for this right. The option buyer speculates that the underlying securities will increase in value within the specified time period. If the securities decrease in value and the buyer allows the call option to expire, the buyer forfeits the premium. A PUT OPTION is the opposite of a call option. By paying a premium, a put option buyer acquires the right to sell a specified number of shares of an underlying security at a specified price within a specified time period. The put option buyer speculates that the price of the underlying security will fall. If the price of the security rises, the put option buyer allows the option to expire and forfeits the premium. Options traders can write covered options which means they own the underlying security, or more risky uncovered (naked) options which means they do not own the underlying security.
  PREFERRED STOCK generally pays dividends at a specified rate and takes precedence over common stock in the payment of dividends and in the event a company must liquidate its assets. Preferred stock generally does not carry voting rights.
  PRICE-TO-EARNINGS RATIO (P/E) is the price of a stock divided by its earnings per share. The P/E ratio may either use the reported earnings from the latest year (trailing P/E) or may use an analyst's forecast of next year's earnings (forward P/E). The price-to-earnings ratio, also known as the multiple, gives investors an idea of how much they are paying for a company's earning power. The higher the P/E, the more investors pay, and therefore the more earnings growth they expect.
  PRIVATE PLACEMENT is the sale of stocks, bonds or other investments directly to an institutional investor like a mutual fund or an insurance company. Unlike a public offering, a private placement does not have to be registered with the Securities and Exchange Commission if the securities are purchased for investment rather than for resale.
  REPURCHASE AGREEMENTS involve the purchase of a security with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same security at a predetermined price or yield.
  SHORT SELLING involves the sale of a security not owned by the seller. It is an attempt to take advantage of an anticipated decline in the stock's price. Once a security is sold short, the seller has the obligation to replace the borrowed security. A profit results if the seller can replace the stock later at a lower price. The seller experiences a loss if the stock must be replaced at a higher price.
  SELLING SHORT against the box is when the stock being sold short is actually owned rather than borrowed by the seller but is held in safekeeping (the box).
  U.S. GOVERNMENT SECURITIES include U.S. Treasury securities which are direct obligations of the U.S. government and are supported by its full faith and credit. U.S. government securities also include indirect obligations of the U.S. government such as securities issued by federal agencies and government-sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and others are supported only by the credit of the sponsoring agency.
  U.S. TREASURY SECURITIES are direct obligations of the United States Treasury such as bonds, notes and bills. Treasury bills are issued on a discount rate basis and generally have maturities of one year or less. Longer-dated Treasury securities such as notes and bonds are issued with interest paid semi-annually to holders. Notes are generally issued with maturities of 10 years down to one year. Bonds are generally issued with maturities of longer than 10 years. Long term U.S. Treasury bonds are considered to be those with maturities of longer than 20 years.
  WARRANTS are securities, typically issued with preferred stocks or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

OTHER IMPORTANT
INFORMATION
-----------

  If you have any questions about the Wasatch International Growth Fund or would like more information, including a free copy of the Fund's Statement of Additional Information (SAI), or Wasatch Funds' Annual or Semi-Annual Reports, please call a Shareholder Services Representative at:

1.800.551.1700
Monday - Friday 7:00 a.m. to
7:00 p.m. Central Time

or write to:

WASATCH FUNDS
P.O. BOX 2172
MILWAUKEE, WI 53201-2172

or visit our web site at:

WWW.WASATCHFUNDS.COM
--------------------

  You can go to the SEC's web site (http://www.sec.gov) to view these and other documents that Wasatch Funds has filed electronically with the SEC.
  Copies of this information also may be obtained for the cost of duplicating by writing to the Public Reference Section of the Commission, Washing ton, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.
  Information about Wasatch Funds can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Call the Commission at
1.202.942.8090 for information.

Investment Company Act File Number:
811-4920

PRIVACY POLICY
--------------

  The personal information we collect or disclose is handled with the utmost respect for your privacy and is motivated by our desire to serve you better.
o We do not sell your personal information or provide it to anyone except as permitted by law.
o We do not allow individuals or companies that provide services to Wasatch Funds to use your personal information for their own marketing purposes.
o We maintain contracts with individuals or companies providing services to Wasatch Funds' shareholders that require them to protect the confidentiality of your personal information.
o We afford the same protection of personal information to prospective and former shareholders that we do to current shareholders.
o We consider all the information we have about you to be confidential, including the fact that you are a Wasatch Funds shareholder (unless you tell us otherwise).
o We restrict access to your personal information to employees who service your accounts.
o We maintain physical, electronic and procedural safeguards that comply with federal standards for maintaining the confidentiality of your information.

INFORMATION WE MAY COLLECT
  Most of the personal information we collect comes directly from you.
The ways we gather it may include:
o ACCOUNT APPLICATIONS. When you open an account the information we collect may include your name, address, phone number, e-mail address and Social Security number.
o TRANSACTIONS. To manage your account and provide information to you such as account statements, we maintain current and historical records of each of your transactions and accounts with Wasatch Funds.
o WEB SITE. We collect some information on our web site through the use of "cookies." For example, we may identify the web pages your browser requests or visits. On the web site, we can only identify you if you choose to identify yourself, for example, if you open an account or make transactions online. For more information please read our online privacy policy at WWW.WASATCHFUNDS.COM.
  --------------------

INFORMATION WE MAY DISCLOSE
  We disclose information about current and former shareholders to parties outside of Wasatch for the following purposes:
o TO SERVICE YOUR ACCOUNT AND PROCESS YOUR TRANSACTIONS. For example, the Transfer Agent collects and stores account and transaction data.
o TO DO AS YOU REQUEST. For example, you may direct us to send your statements and confirmations to a third party.
o TO PRINT AND MAIL MATERIALS TO YOU. Companies that provide printing and mailing services are prohibited from using your information in any way other than the purpose for which it was provided.
o TO COMPLY WITH LAWS OR REGULATIONS. We may disclose or report personal information as required by law, for example, to respond to a subpoena, court order or regulatory demand made by the proper authorities.
o TO THE EXTENT PERMITTED BY LAW.
  For example, the law permits us to respond to a request for information from a consumer reporting agency.

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

                       STATEMENT OF ADDITIONAL INFORMATION


                               WASATCH FUNDS, INC.
                            International Growth Fund
                             150 Social Hall Avenue
                                    Suite 400
                            Salt Lake City, UT 84111


                                  _______, 2002


      WASATCH FUNDS, INC. ("Wasatch Funds" or the "Company") is an open-end management investment company issuing shares of Common Stock in eight separate series or "Funds," which are publicly offered and seven of which are described in a separate Statement of Additional Information: Ultra Growth Fund, Global Science & Technology Fund, Small Cap Growth Fund, Core Growth Fund, Small Cap Value Fund and Wasatch-Hoisington U.S. Treasury Fund. This Statement of Additional Information describes the Wasatch International Growth Fund.

This Statement of Additional Information is not a Prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus and should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by calling 1.800.551.1700 or writing to Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53202-2172. The Statement of Additional Information and the related Prospectus are both dated ___________, 2002. Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

TABLE OF CONTENTS


General Information and History.............................       3
Investment Objectives and Strategies........................       3
Strategies and Risks........................................       6
Description of Corporate Bond Ratings.......................      18
Fund Restrictions and Policies..............................      24
Management of the Company...................................      27
Control Persons and Principal Holders of Securities.........      29
Investment Advisory and Other Services......................      30
Brokerage Allocation and Other Practices....................      33
Capital Stock and Other Securities..........................      34
Purchase, Redemption and Pricing of Securities Being Offered      35
Tax Status..................................................      36
Calculation of Performance Data.............................      38

GENERAL INFORMATION AND HISTORY

Wasatch Funds, Inc. ("Wasatch Funds" or the "Company") was incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota Corporation in January 1998. The Wasatch International Growth Fund (the "Fund") commenced operations on ___________, 2002.


INVESTMENT OBJECTIVES AND STRATEGIES

Wasatch Funds is an open-end management investment company currently offering eight separate Funds, one of which, the Wasatch International Growth Fund, is described herein. The Fund is a non-diversified fund.

While the Fund is "non-diversified," which means that it is permitted to invest its assets in a more limited number of issuers than other investment companies, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"). To so qualify (i) not more than 25% of the total value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers controlled by the Fund, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and (ii) with respect to 50% of the total value of the Fund's assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

WASATCH INTERNATIONAL GROWTH FUND. The International Growth Fund's investment objective is long term growth of capital. In pursuit of its investment objective, under normal market conditions, the Fund will invest at least 65% of its assets in the common stocks of growing foreign companies in at least three different developed countries. We define foreign companies as those domiciled outside the United States or with the principal trading market of their securities outside the United States. We consider developed countries to include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund expects to focus on smaller companies, although the Fund may invest in larger foreign companies and in U.S.-based companies of any size. The Advisor uses a process of "bottom-up" fundamental analysis to identify individual companies that the Advisor believes have above-average revenue and earnings growth potential. The Advisor expects to travel extensively outside of the U.S. to visit companies and meet with their top management. The Advisor seeks growing companies wherever they exist, including emerging markets, and does not use allocation models to restrict the Fund's investments to certain regions, countries or industries. The Fund may also participate in initial public offerings (IPOs). In addition to common stocks, the Advisor may also invest the Fund's assets in other equity securities including preferred stocks, warrants or convertible securities.

STRATEGIES AND RISKS

The Fund's principal investment strategies and the risks associated with those strategies are described in the Prospectus. The following section describes in greater detail than the Prospectus, the Fund's principal investment strategies, and the associated risks, that may be used by the Fund, but are not principal strategies, except the Fund may invest in foreign securities without limitation.

FOREIGN SECURITIES. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments.


ADDITIONAL RISKS OF FOREIGN SECURITIES.

      FOREIGN SECURITIES MARKETS. Trading volume on foreign country and, in particular, emerging market stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some foreign and, in particular, emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. The Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase securities on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary three day settlement time for U.S. securities.

Companies in foreign countries are not generally subject to the same accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

      CURRENCY RISK. The value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of the Fund's assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversion between various currencies.

      POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, could impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund's investments.

       REGULATORY RISK. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies.
There may be less publicly available information about such companies. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

      FOREIGN TAX RISK. The Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

      TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody charges, are generally higher than those of domestic transactions.

      EMERGING MARKETS. The Fund may invest in securities in emerging markets. Investing in securities in countries with emerging securities markets may entail greater risks than investing in securities in countries with more mature securities markets. These risks may include (i) less social, political and economic stability; (ii) small current size of markets for such securities and low or nonexistent trading volume, which result in lack of liquidity and greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and
(v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

FOREIGN CURRENCY TRANSACTIONS. The Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Advisor expects to enter into settlement hedges in the normal course of managing the Fund's foreign investments. The Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor.

The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover forward currency contracts.

Successful use of forward currency contracts will depend on the Advisor's skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Advisor anticipates. For example, if a currency's value rose at a time when the Advisor had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If the Advisor hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the Advisor's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Fund.

FUTURES CONTRACTS. The Fund may enter into futures contracts. Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures may be used for hedging (i.e., to protect against adverse future price movements in the Fund's portfolio securities, or in securities the Fund intends to purchase). For example, if the portfolio manager thinks that the stock market might decline, the portfolio manager could sell stock index futures to safeguard the Fund's portfolio. If the market declines as anticipated, the value of stocks in the Fund's portfolio would decrease, but the value of the Fund's futures contracts would increase. Futures contracts may also be used to speculate on the market. For example, the portfolio manager might buy stock index futures on the expectation that the value of the particular index will rise, even though the stocks comprising the index are unrelated to stocks held or intended to be purchased by the Fund. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract.

The use of futures contracts would expose the Fund to additional investment risks and transaction costs. Risks include: the risk that securities prices will not move in the direction that the Advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of any securities being hedged; the possible absence of a liquid secondary market for any particular futures contract and possible exchange-imposed price fluctuation limits; and leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than the Fund's initial investment in that contract.

      FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of the margin owed only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

PUT AND CALL OPTIONS. The Fund may purchase and write put and call options. A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. The Fund may use put and call options for a variety of purposes. For example, if the portfolio manager wishes to hedge a security owned by the Fund against a decline in price, the manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the portfolio manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the portfolio manager intends to purchase a security at some date in the future, the portfolio manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased.

      PURCHASING PUT AND CALL OPTIONS. The Fund may purchase put and call options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The Fund will not invest more than 10% of the value of its net assets in purchased options.

      WRITING PUT AND CALL OPTIONS. The Fund may write (i.e., sell) put and call options. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in put options it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for put options the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The Fund will write only "covered" put and call options.

A call option written by the Fund is "covered" if the Fund: (a) owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or (b) meets the asset coverage requirements described under "Asset Coverage for Futures and Options Positions" below.

A put option written by the Fund is "covered" if the Fund: (a) holds a put on the same security having the same principal amount as the put option it has written and the exercise price of the put held is equal to or greater than the exercise price of the put written; or (b) meets the asset coverage requirements described under "Asset Coverage for Futures and Options Position" below.

If options are "covered" by the Fund meeting the asset coverage requirements, the Fund's economic exposure is not limited as it would be if the options are "covered" as described in paragraphs (a) above.

      OTC OPTIONS. The Fund may engage in OTC options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor options to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

RISKS OF OPTIONS AND FUTURES CONTRACTS

      LACK OF CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the Fund's options or futures positions will not track the performance of the Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. The Fund may engage in options and futures transactions related to foreign currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency. The purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.

The above limitation on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of bona fide hedging in the CFTC rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the qualifying entity's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money amount may be excluded in computing such 5%.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may purchase the securities of open-end or closed-end investment companies if the purchase is in compliance with the 1940 Act. If the Fund invests in securities of other investment companies, the return on any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (The Fund indirectly absorbs its pro rata share of the other investment companies' expenses.) However, the Advisor believes that at times the return and liquidity features of these securities will be more beneficial than other types of securities.

ILLIQUID SECURITIES. Under SEC rules, an investment in a security is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Fund.

The Board of Directors has authorized the Advisor to make liquidity determinations with respect to certain securities, including Rule 144A securities. A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be an illiquid security.

The Fund may invest up to 15% of its net assets in illiquid securities including "restricted" securities and private placements for which there is no public market value. The fair value of these securities will be determined by a designated Pricing Committee under the supervision of the Board of Directors in accordance with Board-approved Pricing Procedures. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value placed on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Fund may not be able to easily liquidate its positions in these securities.

If illiquid securities exceed 15% of the Fund's net assets after the time of purchase, the Fund will take steps to reduce, in an orderly fashion, its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the Advisor may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their prices depreciate. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline.

BORROWING TO PURCHASE SECURITIES (LEVERAGING). The Fund may use leverage, that is, borrow money to purchase securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the borrowing costs (including interest), the net asset value of the Fund will rise. On the other hand, if the investment gains fail to cover the borrowing costs or if there are losses, the net asset value of the Fund will decrease.

The Investment Company Act requires borrowings to have 300% net asset coverage, which means, in effect, that the Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets. If the Fund fails to meet this asset coverage test for any reason including adverse market conditions, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of the Fund's securities at a time when it is disadvantageous to do so. The amount the Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks subject to the Federal Reserve Act may not make loans for the purpose of buying or carrying margin stocks if the loan is secured directly or indirectly by a margin stock; to the extent that the loan is greater than the maximum loan value of the collateral securing the loan.

Despite the potential risks of leveraging, the Advisor believes there may be times when it may be advantageous to the Fund to borrow to make investments. For example, when the Fund manager perceives unusual opportunities in the market or in a particular sector, the Fund manager may want to be more than 100% invested. Borrowing may also be considered when stock prices and trading volume are not favorable for securities a Fund manager wants to sell, but stock prices and trading volume are favorable for securities the Fund manager wants to buy. In these situations, which arise infrequently, borrowing may allow the Fund manager to take advantage of favorable opportunities to purchase desired securities without having to sell securities at unfavorable prices.

SHORT SALES. The Fund may make short sales of securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. A short sale provides a possible hedge against the market risk of the value of other investments and protects the Fund in a declining market.

Short sales are subject to the risk that the Fund will incur a loss if the price of a security sold short increases between the date of the short sale and the date the Fund closes the short sale. Any gain on a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Except in the case of short sales "against the box," the Fund's market risk is unlimited in that the potential for increase in the market price of the security sold short is unlimited. Short sales "against the box' means the Fund owns securities identical to those sold short.

When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. In a generally rising market, if the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would increase to a lesser extent than if it had not engaged in short sales.

The Advisor may consider short selling when, in the course of analyzing individual companies to find those the Advisor believes have superior growth prospects, the Advisor finds companies it believes are substantially overpriced. Short selling may also be considered in arbitrage and hedge situations, and short selling might also be used under certain circumstances to defer taxes.

The Fund will not engage in short sales of securities when these transactions would cause the market value of all of its securities sold short to exceed 15% of its net assets. The value of the securities of any one issuer that may be shorted by the Fund is limited to the lesser of 5% of the value of the Fund's net assets or 5% of the securities of any class of the issuer. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account with its custodian. The collateral consists of cash, U.S. government securities or any other liquid securities equal to the market value of the securities at the time of the short sale. The Fund will thereafter maintain, on a daily basis, the collateral to ensure that it is equal to the current market value of the securities sold short. Short sales against the box are not subject to the 15% limitation. A capital gain or loss is recognized immediately upon the sale of a short against the box. The Fund may only engage in short sale transactions in securities listed on one or more U.S. or foreign securities exchanges or on EASDAQ or Nasdaq.

WARRANTS. A warrant entitles the holder to buy a security at a set price during a set period of time. The Fund invests in warrants to participate in an anticipated increase in the market value of the security. If such market value increases, the warrants may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting. The Fund may invest up to 5% of its net assets in warrants; however, warrants not listed on a national exchange may not exceed 2% of net assets. This limitation does not include warrants acquired by the Fund by attachment to a security.

PREFERRED STOCK. The Fund may invest in preferred stock. Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

DESCRIPTION OF PREFERRED STOCK RATINGS. Note: Standard & Poor's Rating Service (S&P's) ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Moody's Investors Service, Inc. applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" to "B". The modifier "1" indicates that the applicable company ranks in the higher end of the generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the applicable company ranks in the lower end of its generic rating category.

S&P'S DESCRIPTION OF RATINGS FOR INVESTMENT GRADE PREFERRED STOCK:

      An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

      A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

      An issue rated "A" is backed by sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

      An issue rated "BBB" is regarded as backed by adequate capacity to pay preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

S&P'S DESCRIPTION OF RATINGS FOR NON-INVESTMENT GRADE PREFERRED STOCK:

      Issues rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      An issue rated "CC" is currently paying, but in arrears on, dividends or sinking fund payments.

      An issue rated "C" is nonpaying.

      An issue rated "D" is nonpaying with the issuer in default on debt instruments.

MOODY'S DESCRIPTION OF RATINGS FOR INVESTMENT GRADE PREFERRED STOCK:

      An issue rated "Aaa" is considered to be top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      An issue rated "Aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

      An issue rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protection are nevertheless expected to be maintained at adequate levels.

      An issue rated "Baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

MOODY'S DESCRIPTION OF RATINGS FOR NON-INVESTMENT GRADE PREFERRED STOCK:

      Issues rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes preferred stock in this category.

      Issues rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any period of time may be small.

      Issues rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Issues rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      Issues rated "C" are the lowest rated class of preferred stock, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities which may be convertible bonds or convertible preferred stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk of loss of principal than the corporation's common stock.

In selecting convertible securities for the Fund, the Advisor will consider among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for the Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund. Convertible securities may have mandatory sinking fund provisions prior to maturity, a negative feature when interest rates decline.

DESCRIPTION OF CONVERTIBLE STOCK RATINGS.

STANDARD & POOR'S LONG-TERM CREDIT RATINGS.

      Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      An obligation rated "AA" differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      An obligation rated "CC" is currently highly vulnerable to nonpayment.

      The rating "C" may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      An obligation rated "D" is in default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S SHORT-TERM CREDIT RATINGS.


      A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

      A short-term obligation rated "D" is in default. The "D" rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


MOODY'S LONG-TERM DEBT RATINGS.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

      Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MOODY'S SHORT-TERM RATINGS.

      Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

o     Leading market positions in well-established industries.

o     High rates of return on funds employed.
o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
o Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

MONEY MARKET INSTRUMENTS. The Fund may invest in a variety of money market instruments for pending investments, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market and economic conditions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

NON-INVESTMENT GRADE SECURITIES. The Fund may invest up to 10% of its total assets in non-investment grade securities including high yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks.

Non-investment grade bonds are debt securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's. They generally offer greater returns in the form of higher average yields than investment grade debt securities (rated Baa or higher by Moody's or BBB or higher by Standard & Poor's). Non-investment grade debt securities involve greater risks than investment grade debt securities including greater sensitivity to changes in interest rates, the economy, the issuer's solvency and liquidity in the secondary trading market. See below for a description of corporate bond ratings.

Yields on non-investment grade debt securities will fluctuate over time. The prices of non-investment grade debt securities have been found to be less sensitive to interest rate changes than investment grade debt securities, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to pay principal and interest obligations, meet projected business goals and to obtain additional financing. If the issuer of a debt security held by the Fund defaulted, the Fund might incur additional expenses seeking to recover the issuer's defaulted obligation. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt securities and the Fund's net asset value. Furthermore, the market prices of non-investment grade debt securities structured as zero coupon or payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than securities that pay interest periodically and in cash.

Non-investment grade debt securities present risks based on payment expectations. For example, they may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. A high-yielding security's value will decrease in a rising interest rate market and will result in a corresponding decrease in the value of the Fund's assets. Unexpected net redemptions may force the Fund to sell securities including, but not limited to, non-investment grade debt securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the rate of return.

To the extent that there is no established secondary market, there may be thin trading of non-investment grade securities, including high yield bonds, convertible bonds, preferred stocks and convertible preferred stocks held by the Fund. This may adversely affect the ability of Wasatch Funds or Wasatch Funds' Board of Directors to accurately value the Fund's non-investment grade securities and the Fund's assets and may also adversely affect the Fund's ability to dispose of the securities. In the absence of an established secondary market, valuing securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market. Illiquid or restricted non-investment grade securities purchased by the Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Certain risks are associated with applying ratings as a method for evaluating non-investment grade securities. For example, credit ratings for bonds evaluate the safety of principal and interest payments, not the market value risk of such securities. Credit rating agencies may fail to timely change credit ratings to reflect subsequent events. The Advisor continuously monitors the issuers of non-investment grade debt securities held by the Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the securities' liquidity. The Fund may be more dependent upon the Advisor's own analysis of non-investment grade securities than is the case for investment grade securities. Also, the Fund may retain a portfolio security whose rating has been changed if the security otherwise meets the Fund's investment criteria.

DESCRIPTION OF CORPORATE BOND RATINGS. The Fund may invest in corporate bonds that are rated, at the time of purchase, in the four highest categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Service ("S&P") or other nationally recognized rating agencies or unrated securities deemed by the Advisor to be of comparable quality. These high rated bonds are also known as "investment grade debt securities." The Fund may also invest in corporate bonds that are lower rated (Moody's Ba or lower or S&P

BB or lower). These lower rated bonds are also known as "non-investment grade debt securities" or "junk bonds." The following list describes the various ratings of corporate bonds:

MOODY'S DESCRIPTION OF RATINGS FOR INVESTMENT GRADE CORPORATE BONDS:

      Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa-Bonds rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

MOODY'S DESCRIPTION OF RATINGS FOR NON-INVESTMENT GRADE CORPORATE BONDS:

      Ba-Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B-Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca-Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C-Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P'S DESCRIPTION OF RATINGS FOR INVESTMENT GRADE CORPORATE BONDS:

      AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

S&P'S DESCRIPTION OF RATINGS FOR NON-INVESTMENT GRADE CORPORATE BONDS:

      Bonds with ratings BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB-Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, these bonds face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB+ rating.

      B-Bonds rated B have greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair the issuer's capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB+ rating.

      CCC-Bonds rated CCC have currently identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, the issuer is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B+ rating.

      CC-The CC rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

      C-The C rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC+ debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      D-Bonds rated D means payment is in default. The D rating category is used when interest payments or principal repayments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      C1-The C1 rating is reserved for income bonds on which no interest is being paid.

      NR-Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due.

Securities rated non-investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as "junk bonds." To the extent the Fund purchases or holds convertible or other non-investment grade securities, the Fund may be exposed to greater risk that the issuer will not repay principal, or pay interest or dividends on such securities in a timely manner.

Ratings published by rating agencies are widely accepted measures of credit risk (Rating agencies' descriptions of non-investment grade securities are contained in this SAI). The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

INTEREST RATE RISK. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Even though some interest-bearing securities are investments which offer a stable stream of income at relatively high current yield, the prices of such securities are affected by changes in interest rates and are therefore subject to market price fluctuations. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of the Fund's fixed income securities, and therefore its net asset value per share, generally will decline. In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, if the Fund is invested in fixed income securities with longer weighted average maturities, the net asset value of the Fund should be expected to have greater volatility in periods of changing market interest rates.

UNITED STATES GOVERNMENT SECURITIES. To the extent consistent with its investment objective, the Fund may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association ("SLMA"), are supported only by the credit of the instrumentalities. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

U.S. TREASURY INFLATION-PROTECTION SECURITIES (TIPS). Inflation-protection securities are a type of marketable book-entry security issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPIU").

The value of the principal is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPIU. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference Consumer Price Index ("CPI") applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component receives this additional amount. The final interest payment, however, is based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPIU for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPIU reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPIU number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPIU for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPIU inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPIU number will be based on the index number that the Treasury has announced. If the CPIU is rebased to a different year, the Treasury will continue to use the CPIU series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPIU is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protection securities are held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities are maintained and transferred at their original par amount, i.e., not their inflation-adjusted value. STRIPS components are maintained and transferred in TRADES at their value based on their original par amount of the fully constituted security.

U.S. TREASURY STRIPS. Zero coupon Treasury securities (U.S. Treasury Strips) are debt obligations which do not entitle the holder to periodic interest payments prior to maturity and are traded at a discount from their face amounts. The discount of zero coupon Treasury securities varies primarily depending on the time remaining until maturity and prevailing levels of interest rates. Zero coupon securities can be sold prior to their due date in the secondary market at the then-prevailing market value. The market prices of zero coupon securities are generally more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do non-zero coupon securities.

STRIPPED OBLIGATIONS. The Fund may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal the Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Directors if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

Within the past several years, the Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program was established by the Treasury Department and is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund will be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Fund may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Advisor is unaware of any binding legislative, judicial or administrative authority on this issue.

REPURCHASE AGREEMENTS. The Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Fund's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Fund's Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. This is done in an effort to determine that the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33-1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Fund and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Fund seeks to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.


FUND RESTRICTIONS AND POLICIES

The Company has adopted the following restrictions and policies relating to the investment of assets of the Fund and its activities. These are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Fund (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(ii) more than 50% of the outstanding shares).

The Fund may not:

1. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

2. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.

3. Make loans to other persons, except that it may lend portfolio securities representing up to one-third of the value of its total assets. (The Fund, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.)

4. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

5. Invest more than 25% of total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

6. Borrow money, except as permitted under the Investment Company Act of 1940, as amended, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

7. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, as interpreted or modified from time to time by any regulatory authority having jurisdiction.


The following restrictions are non-fundamental and may be changed by the Company's Board of Directors without shareholder vote.

The Fund will not:

1. Make investments for the purpose of exercising control or management.

2. Invest more than 10% of its total assets in other investment companies.

3. Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations.

4. Purchase or sell interests in oil, gas or other mineral exploration or development programs, although they may invest in the securities of issuers which invest in or sponsor such programs.

5. Invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations, i.e., companies in the process of reorganization or buy-out.

6. Invest more than 10% of its net assets in the securities of new issuers, who with predecessors have operating records of three (3) years or less.

7. Engage in short sales of securities when these transactions would cause the market value of all of the Fund's securities sold short to exceed 15% of its net assets.

8. Purchase securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or Statement of Additional Information, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

MANAGEMENT OF THE COMPANY

The business affairs of Wasatch Funds are supervised by its Board of Directors. The Board consists of four directors who are elected and serve until their successors are elected and qualified.


The directors and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. Wasatch Advisors, Inc. retains proprietary rights to the Company name.


INTERESTED
DIRECTORS

Name, Address and   Position(s)     Term of         Principal            Number of               Other
Age                 Held with       Office and      Occupation           Portfolios              Directorships
                    Fund            Length of       During  Past         In Fund Complex         Held by
                                    Time Served     5 Years              Overseen by Director    Director


Samuel S. Stewart,  President and   Indefinite      Chairman of the               8
Jr.,                Chairman of the                 Board and Director
Ph.D., CFA          Board                           of Research for the
150 Social Hall Ave.                Served as a     Advisor since 1975;
Suite 400  Board                    Director since  Professor of Finance
Salt Lake City, UT                                  at the University of
84111                                               Utah from 1975 through 2000
Age 59

Jeff S. Cardon      Executive Vice  Indefinite      President since 1999;         8
CFA                 President and                   and Director of the
150 Social Hall     Director        Served as a     Advisor since 1985;
Ave.                                Director since  Security Analyst for the
Suite 400                                           Advisor since 1980
Salt Lake City, UT
84111
Age 44

INDEPENDENT
DIRECTORS


James U. Jensen          Director               Indefinite          Vice                        8
NPS Pharmaceuticals,                                                President of
Inc.                                            Served as           Corporate
420 Chipeta Way                                 Director since      Development and
Salt  Lake  City, UT                                                Legal Affairs, NPS
84108                                                               Pharmaceuticals, Inc.
Age 57                                                              since 1991



William R.               Director                Indefinite         Professor of                8
Swinyard                                                            Business
Management Office                                Served as a        Management,
680 Tanner Building                              Director since     Brigham Young
Brigham Young                                                       University,
University                                                          since 1985
Provo, UT 84602
Age 61


OFFICER
Venice Edwards,          Secretary/Treasurer       Indefinite      Compliance Officer            8
CFA                                                                for the Advisor
150  Social  Hall Ave.   Served as                                 since 1995; Portfolio
Suite 400                Secretary/Treasurer Advisor               Manager for the
Salt  Lake  City, UT     since                                     Advisor since 1983
84111
Age 51

The Board of Directors has appointed the officers of the Company to be responsible for the overall management and day-to-day operations of the Company's business affairs between board meetings.

DIRECTORS' FUND HOLDINGS


INTERESTED DIRECTORS        Dollar Range of        Aggregate Dollar Range of
                           Equity Securities        Equity Securities in All
                              In the Fund        Registered Investment Companies
                                                     Overseen by Director in
                                                 Family of Investment Companies

Samuel S. Stewart, Jr.            None                  Over $100,000
Jeff S. Cardon                    None                  Over $100,000

INDEPENDENT DIRECTORS

James U. Jensen                   None                $50,000-$100,000
William R. Swinyard               None                  Over $100,000


The Fund's standard method of compensating Directors is to pay each Independent Director a retainer of $8,000 per year for services rendered and a fee of $500 for each meeting attended. The Fund also may reimburse the disinterested Directors for travel expenses incurred in order to attend meetings of the Board of Directors. Officers serve in that capacity without compensation from the Company. The table below sets forth the compensation paid to the Company's Directors and Officers during the fiscal year ended September 30, 2001 (exclusive of out-of-pocket expenses reimbursed).

                               COMPENSATION TABLE


                           Aggregate           Pension or Retirement           Total Compensation
Name of Person, Position   Compensation        Benefits Accrued                From Fund and Fund
                           From Company        as Part of Fund Expenses        Complex Paid to Directors

INTERESTED DIRECTORS
Samuel S. Stewart, Jr.           $0                                                      $0
President and Chairman of
the Board

Jeff S. Cardon, Vice             $0                                                      $0
President and Director

Roy Jespersen, Vice              $0                                                      $0
President and Director*

INDEPENDENT DIRECTORS
James U. Jensen               $10,000                                                  $10,000
Director

William R. Swinyard           $10,000                                                  $10,000
Director

*Mr. Jespersen retired and resigned from the Board effective December
31, 2001.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of __________, 2002, Wasatch Advisors owned all of the outstanding shares of the Fund. As of ___________, 2002, the directors and officers owned less than 1% of the outstanding shares of the Fund.


CODE OF ETHICS. Rule 17j-1 under the Investment Company Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a fund's investment activities. The Fund and the Advisor have adopted a detailed Code of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics requires personnel who are "access persons" of any Fund within the meaning of Rule 17j-1 to comply with the Code of Ethics adopted pursuant to Rule 17j-1, subject to sanctions by the Advisor in the event of non-compliance.

The Code of Ethics places certain restrictions on the trading activities of its Access Persons. Access Persons are required to pre-clear by memo approved by the Advisor's Investment Committee each personal transaction in a non-exempt security. The pre-clearance process is designed to prevent transactions that conflict with the Fund's interests. Access Persons are also required to report their non-exempt personal securities transactions on a quarterly basis.

INVESTMENT ADVISORY AND OTHER SERVICES

As described above and in the Prospectus, Wasatch Advisors, Inc. is responsible for making investment decisions and providing services for Wasatch Funds under an advisory and service contract. The Advisor, organized in September 1975, has been in the business of investment management since November 1975, and had total assets under management including the assets of the Funds of approximately $5.6 billion as of December 31, 2001. Dr. Stewart, Mr. Cardon, Ms. Barker and Mr. Gardiner, by virtue of their share ownership, are deemed to control the Advisor.

Dr. Samuel S. Stewart, Jr., is President and Chairman of the Board of Wasatch Funds and Chairman of the Board of Wasatch Advisors. Dr. Stewart is the only owner of more than 25% of Wasatch Advisors and is thus deemed to control the Advisor. All interested directors of Wasatch Funds are also officers and directors of Wasatch Advisors.

The principal executive officers and directors of the Advisor are Samuel S. Stewart, Jr., Ph.D., Chairman of the Board; Jeff S. Cardon, President, Treasurer and Director; Venice F. Edwards, Secretary; Karey D. Barker, Vice President and Director; Robert T. Gardiner, Vice President and Director; JB Taylor, Director; Kitty Swenson, Director; and Eric Bergeson, Director. Dr. Samuel S. Stewart, Jr. is the only owner of the Advisor who owns more than 25% of the Advisor's outstanding equity and is deemed to control the Advisor. In addition to positions held with the Advisor the following also hold positions with the Company: Dr. Stewart, Chairman of the Board and President; Mr. Cardon, Executive Vice President; and Ms. Edwards, Secretary/Treasurer.

Under an Advisory and Service Contract, Fund pays the Advisor a monthly fee computed on average daily net assets of the Fund at the annual rate of ____%. The fee is higher than those paid by some investment companies. The management fee is computed and accrued daily and is payable monthly.

The Advisor provides an investment program for, and carries out the investment policy and manages the portfolio assets of, the Fund. The Advisor is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, quantity and time to buy or sell securities for the Fund. In addition to providing investment services, the Advisor pays for office space and facilities for the Company.

The Fund pays all of its own expenses, including, without limitation: the cost of preparing and printing registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto; the expense of registering shares with the SEC and in the various states; costs of typesetting, printing and mailing the Prospectus, Statement of Additional Information and reports to shareholders; reports to government authorities and proxy statements; fees paid to directors who are not interested persons (as defined in the 1940
Act); interest charges; taxes; legal expenses; association membership dues; auditing services; administrative services; insurance premiums; fees and expenses of the Custodian of the Fund's assets; printing and mailing expenses; charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents; certain expenses incurred by employees of the Advisor; and extraordinary and non-recurring expenses.

[When the Board of Directors unanimously approved the Advisory and Service Contract at a meeting on __________, 2002, the Board was provided materials relating to, and considered and evaluated the following: (i) the terms and conditions of the agreement, including the nature, extent and quality of services to be provided to the Fund by the Advisor, and the structure and rates of the investment advisory fee charged for those services; (ii) a comparison of the Fund's expected fees and expenses in relation to various industry averages;
(iii) the Fund's expense cap; (iv) the experience and track record of persons the Advisor recently hired to manage the Fund; and (v) the directors' legal duties in considering the approval of the agreement. On the basis of its review and the foregoing information, the Board of Directors found that the terms of the Advisory and Service Contract was fair and reasonable and in the best interests of the Fund's shareholders.]

The Advisor has voluntarily agreed to limit total expenses of the Fund, until September 30, 2002, to __%. The Advisor may rescind the limitation on expenses at any time and in the event of rescission the terms of the Advisory and Service Contract would govern.

In order to promote quality service, the Advisor may give financial rewards or special recognition to employees of service providers, such as the Fund's fulfillment agent, Sunstone Distribution Services, LLC. Costs associated with the financial rewards or special recognition are paid by the Advisor not the Fund.

GENERAL INFORMATION
-------------------

ADMINISTRATOR AND TRANSFER AGENT. Pursuant to Administration and Fund Accounting Agreements (the "Administration Agreements"), Sunstone Financial Group, Inc. ("Sunstone"), 803 West Michigan Street, Suite A, Milwaukee, WI 53233-2301, calculates daily net asset values of the Fund, oversees the Fund's Custodian, prepares and files all federal and state tax returns and required tax filings (other than those required to be made by the Fund's Custodian), oversees the Fund's insurance relationships, prepares compliance filings pursuant to state securities laws, compiles data for and prepares notices to the Securities and Exchange Commission, prepares financial statements for the annual and semi-annual reports to the Securities and Exchange Commission and current investors, monitors the Fund's expense accounts, monitors the Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), monitors compliance with the Fund's investment policies and restrictions and generally assists in the Fund's administrative operations. As Administrator, Sunstone, at its own expense, and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreements. For the foregoing, Sunstone receives a fee based on the value of the Fund's assets computed daily and payable monthly, at the annual rate of ______ (___%) and decreasing as assets reach certain levels, subject to a minimum fee of $_____________.

Sunstone also acts as the Fund's Transfer Agent. As Transfer Agent, Sunstone keeps records of shareholder accounts and transactions. The Fund pays Sunstone a Transfer Agent fee based on the number of shareholder accounts, subject to a minimum annual fee. Sunstone Financial Group, Inc. is a subsidiary of UMB Financial Corporation, which is also the parent company of the Fund's custodian.

CUSTODIAN. UMB Bank, n.a., 928 Grand Boulevard, 10th Floor, Kansas City, Missouri 64106, serves as the Fund's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Company's cash and securities. The Fund pays a monthly fee at the annual rate of 0.75 basis points on combined net assets up to $500,000,000, plus 0.50 basis points on the combined net assets in excess of $500,000,000.

OTHER SERVICE AGREEMENTS. The Company, on behalf of the Fund, has also entered into service agreements with various financial institutions pursuant to which the financial institutions provide certain administrative services with respect to their customers who are beneficial owners of shares of the Fund. Pursuant to these service agreements, the Fund compensates the financial institutions for the administrative services provided which compensation is based on the aggregate assets of their customers that are invested in the Fund.

LEGAL COUNSEL TO WASATCH FUNDS. Michael J. Radmer, Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis, Minnesota 55402-1498, acts as legal counsel to the Company and reviews certain legal matters for the Company in connection with the shares offered by the Prospectus.

INDEPENDENT PUBLIC ACCOUNTANTS. Arthur Andersen LLP, 100 East Wisconsin Avenue, Suite 1900, Milwaukee, WI 53202-4107 are the Company's independent public accountants. In this capacity the firm is responsible for auditing the financial statements of the Company and reporting thereon.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Advisor is responsible for selecting the broker or dealer to execute transactions for the Fund and for negotiating and determining any commission rates to be paid for such transactions. The Advisor has no affiliated broker-dealer. The Advisor will use its best efforts to have transactions executed at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. The Advisor may consider a number of factors when selecting a broker or dealer to effect a transaction, including its financial strength and stability, its reputation and access to the markets for the security being traded, the efficiency with which the transaction will be effected, and the value of research products and services that a broker lawfully may provide to assist the Advisor in the exercise of its investment decision-making responsibilities. The Company's Board of Directors has authorized the Advisor to pay a broker who provides research services commissions that are competitive but that are higher than the lowest available rate that another broker might have charged, if the Advisor determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided. Payment of higher commissions in exchange for research services will be made in compliance with the provisions of
Section 28 (e) of the Securities Exchange Act of 1934 and other applicable state and federal laws.

Research products and services provided to the Advisor by broker-dealers may include proprietary research, written or oral, computer equipment or terminals, software and databases which provide access to data and analysis of market data, statistical information and securities data, analysis and pricing.

Consistent with both the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Board of Directors may determine, and subject to seeking best execution, the Advisor may consider sales of shares of the Company as a factor in the selection of dealers to execute portfolio transactions for the Company.

The Advisor places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Company effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Company. In the opinion of the Advisor, the benefits from research services to each of the accounts (including the Company) managed by the Advisor cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Company will not be disproportionate to the benefits received by the Company on a continuing basis.

The Advisor's brokerage practices are monitored quarterly by the Board of Directors including the disinterested persons (as defined in the Investment Company Act of 1940) of the Fund.

There are no commission or stated markups on principal transactions of the Company. The purchases are executed at the ask price net and the sales are executed at the bid price net.

CAPITAL STOCK AND OTHER SECURITIES

Wasatch Funds was incorporated under Utah law on November 18, 1986, and reincorporated as a Minnesota corporation in January 1998. The Company is an open-end, registered management investment company under the 1940 Act.

The Company is authorized to issue shares in separate series, or "Funds." Eight such Funds have been established:

Series A Common - Small Cap Growth Fund
Series B Common - Core Growth Fund
Series C Common - Wasatch-Hoisington U.S. Treasury Fund
Series D Common - Ultra Growth Fund
Series E Common - Micro Cap Fund
Series F Common - Global Science & Technology Fund
Series G Common - Small Cap Value Fund
Series H Common - International Growth Fund

The Board of Directors is authorized to create new Funds in addition to those already existing without the approval of shareholders of the Company. All shares of each respective Fund have equal voting rights; each share is entitled to one vote per share (with proportionate voting for fractional shares). Only shareholders of a Fund are entitled to vote on matters concerning that Fund.

The assets received by the Company upon the sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund will be allocated on the basis of each Fund's relative net assets during the fiscal year.

Each share of a Fund has equal dividend, distribution, liquidation and voting rights with other shares of that Fund. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the Fund and upon liquidation or dissolution of the series in the net assets remaining after satisfaction of outstanding liabilities.

The shares of each Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, or exchange or similar rights, and will be freely transferable.

SHAREHOLDER MEETINGS. The Fund is not required to hold annual meetings of shareholders. The Company's bylaws and Minnesota law provide for addressing important issues at specially scheduled shareholder meetings.

Wasatch Funds is always happy to meet with shareholders. We communicate important information about the Funds through Annual and Semi-Annual Reports, newsletters, special mailings and other events throughout the year.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

The procedures to be followed in the purchase and redemption of shares as well as the method of determining the net asset value are fully disclosed in the Prospectus. As indicated in the Prospectus, the net asset value is calculated each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund will deduct a fee of 2.00% from redemption proceeds on shares held less than two months. This redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short term shareholder trading. If a shareholder bought shares on different days, the shares held longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares that were acquired through reinvestment of dividends nor does it apply to 401(k) plans.

Investors may exchange their shares of the Fund for the Northern U.S. Government Money Market Fund as provided in the Prospectus. Sunstone, in its capacity as Transfer Agent for the Fund, receives a service fee from the U.S. Government Money Market Fund at the annual rate of 0.25% of 1% of the average daily net asset value of the shares exchanged from the Funds into the U.S. Government Money Market Fund.

The Fund has authorized one or more brokers and other institutions (collectively "financial institutions") to accept on its behalf purchase and redemption orders. Such financial institutions are authorized to designate intermediaries to accept orders on the Fund's behalf. The Fund will be deemed to have received the order when an authorized financial institution or its authorized designee accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by a financial institution or its authorized designee.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar will affect the Fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value by the Fund's Board of Directors or its delegates.

The Fund has filed a notification of election under Rule 18f-1 of the Investment Company Act committing itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder of record during any 90-day period to the lesser of:

                 (1)  $250,000 or

                 (2) 1% of the net asset value of the Fund at the beginning of such election period.

The Fund intends to also pay redemption proceeds in excess of such lesser amount in cash, but reserves the right to pay such excess amount in kind, if it is deemed in the best interest of the Fund to do so. In making a redemption in kind, the Fund reserves the right to make a selection from each portfolio holding of a number of shares which will reflect the portfolio makeup and the value will approximate as closely as possible the value of the Fund's shares being redeemed; any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the sale of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Fund's shares tendered for redemption.

TAX STATUS

Reference is made to "Dividends, Capital Gain Distributions and
Taxes" in the Prospectus.

The Fund will be treated as a separate entity for Federal income tax purposes. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes its net investment income and realized net capital gains.

For Federal income tax purposes, distributions paid from net investment income and from any realized net short-term capital gain are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Dividends are taxable as ordinary income, whereas capital gain distributions are taxable as long-term capital gains. The 70% dividends-received deduction for corporations will apply only to the proportionate share of the dividend attributable to dividends received by the Fund from domestic corporations.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Investors may also be subject to state and local taxes.

The Fund is required to withhold federal income tax at a rate of 30% ("backup withholding") from dividend payments and redemption and exchange proceeds if an investor fails to furnish the Fund with his Social Security Number or other Tax Identification Number or fails to certify under penalty of perjury that such number is correct or that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in October, November or December of any calendar year and payable to shareholders of record on a specified date in such month shall be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year.

If the Fund invests in zero coupon bonds upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price," as those terms are defined in the Code. Similarly, if the Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of the original issue discount even though it receives no cash currently as interest payment on the obligation.

If the Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund investing in either zero coupon bonds or TIPS may be required to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of the Fund's assets to be invested in various countries is not known. Any amount of taxes paid by the Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

If the Fund is liable for foreign taxes, although it may meet the requirements of the Code for passing through to its shareholders foreign taxes paid, there can be no assurance that it will be able to do so. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to pass through to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year.

Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax. Specifically, the available foreign tax credit must be determined separately with respect to nine categories of income. The Fund may have foreign source income allocable to the four following categories: (i) passive income; (ii) high withholding tax interest;
(iii) dividends from a non-controlled foreign corporation pursuant to Section 902 of the Code; and (iv) other income not specifically categorized. Of these categories, a substantial part of Fund income is likely to constitute passive income. However, in the absence of specific regulatory guidance on the application of the income categories, the Fund cannot assure shareholders of the correctness of any allocation made.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisors for a complete review of the tax ramifications of an investment in the Fund.

CALCULATION OF PERFORMANCE DATA

The Fund may occasionally advertise performance data such as total return (before and after tax) or yield. To facilitate the comparability of these statistics from one mutual fund to another, the Securities and Exchange Commission has developed guidelines for the calculation of these statistics. The Fund will calculate its performance data in accordance with these guidelines.

AVERAGE ANNUAL TOTAL RETURN

The total return for a mutual fund represents the average annual compounded rate of return over a specified period of time that would equate the initial amount invested to the value of the investment at the end of the period of time. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

           ERV    1/n
           T=[(------)-1]
               P

           Where:     T=  average annual total return.

                    ERV= ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                      P= hypothetical initial payment of $1,000.

                      n= period covered by the computation, expressed in terms of years.

      The Fund computes its aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

               ERV
           T=[(------)-1]
               P

      The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

AFTER-TAX RETURNS

         The Fund may also quote after-tax total returns to show the impact of assumed federal taxes on an investment in the Fund. The Fund's total return after taxes on distributions shows the effect of taxable distributions on an investment in shares of the Fund for a specified period of time. The Fund's total return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxed are not taken into consideration.

         Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

      The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the specified periods that would equate with the initial amount invested to the ending value, according to the following formula:

                 P(1+T)n = ATVD

      Where:

      P =        a hypothetical initial payment of $1,000

      T =        average annual total return (after taxes on distributions)

      n =        number of years

   ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year periods at the end of the one, five or ten-year periods after taxes on Fund distributions, but not after taxes on redemption.


AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS)

      The average annual total returns (after taxes on distributions and redemptions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

                      P(1+T)n = ATVDR

           Where:

           P =        a hypothetical initial investment of $1,000

           T = average annual total return (after taxes on distributions and redemptions)

           n =        number of years

       ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year periods at the end of the one, five or ten-year periods after taxes on Fund distributions and redemptions

YIELD

A yield quotation is based upon a 30-day period and is computed by dividing the net investment income per share earned during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

      This calculation can be expressed as follows:

                a-b
      Yield=2[(----+1)6 -1]
                cd

           Where:   a=  dividends and interest earned during the period.

                    b=  expenses accrued for the period (net of reimbursements).

                    c= the average daily number of Units outstanding during the period that were entitled to receive dividends.

                    d=  net asset value per share on the last day of the period.

                                     PART C

                                OTHER INFORMATION


ITEM 23 EXHIBITS
        a.       Articles of Incorporation of Wasatch Funds, Inc. dated
                 November 3, 1997(5)
        b-1.     Bylaws of Wasatch Funds, Inc. dated November 3, 1997 (5)
        b-2.     Bylaws of Wasatch Funds, Inc. dated September 25, 2000(7)
          c.     None
        d-1.     Advisory and Service Contract dated January 27, 1998(5)
        d-2.     Expense Reimbursement Agreement dated January 16, 1997(5)
        d-3.     Expense Reimbursement Agreement dated December 15, 2000(8)
        d-4.     Amendment to Advisory and Service Contract dated December 8,
                 2000(9)
        e.       None
        f.       None
        g-1      Custodian Agreement between Wasatch Funds, Inc. and UMB Bank,
                 n.a. dated February 16, 1996(2)
        g-2.     Amendment to Custodian Agreement between Wasatch Funds, Inc.
                 and UMB Bank, n.a. dated July 14, 1996(2)
        g-3.     Amendment to Custodian Agreement between Wasatch Funds, Inc.
                 and UMB Bank, n.a. dated December 12, 1997(3)
        h-1.     Administration and Fund Accounting Agreement between Wasatch
                 Funds, Inc. and Sunstone Financial Group, Inc. dated
                 December 8, 1995(1)
        h-2.     Amendment to Administration and Fund Accounting Agreement
                 between Wasatch Funds, Inc. and Sunstone Financial Group, Inc.
                 dated October 1, 1996(2)
        h-3.     Amendment to Administration and Fund Accounting Agreement
                 between Wasatch Funds, Inc. and Sunstone Financial Group, Inc.
                 dated December 5, 1997(3)
        h-4.     Administration and Fund Accounting Agreement between Wasatch
                 Funds, Inc. and Sunstone Financial Group, Inc., dated March 1,
                 2000.(6)
        h-5.     Transfer Agent Agreement between Wasatch Funds, Inc. and
                 Sunstone Financial Group, Inc. dated January 1, 1997(3)
        h-6.     Amendment to Transfer Agent Agreement between Wasatch Funds,
                 Inc. and Sunstone Investor Services, LLC. dated  December 17,
                 1997(3)
        h-7.     Transfer Agent Agreement between Wasatch Funds, Inc. and
                 Sunstone Financial Group, Inc. dated March 1, 2000(6)
        h-8.     Amended Schedules A and C to the Administration and Fund
                 Accounting Agreement between Wasatch Funds, Inc. and Sunstone
                 Financial Group, Inc. dated March 1, 2000(8)
        h-9.     Amended  Schedules A and C to the Transfer Agent Agreement
                 dated March 1, 2000(8)
        i.       Opinion of Counsel(8)
        j.
        k.       None
        l.       None
        m.       None
        n.       None.
        p-1.     Code of Ethics of Wasatch Advisors, Inc., and Wasatch Funds,
                 Inc.(7)
        p-2.     Amended Code of Ethics of Wasatch Advisors, Inc., and
                 Wasatch Funds(9)

-------------------------
(1)Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 7 to the Company's Registration Statement on Form N-1A.

(2)Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 14 to the Company's Registration Statement on Form N-1A.

(3)Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 16 to the Company's Registration Statement on Form N-1A.

(4)Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 17 to the Company's Registration Statement on Form N-1A.

(5)Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 18 to the Company's Registration Statement on Form N-1A.

(6)Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 19 to the Company's Registration Statement on Form N-1A.

(7)Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 20 to the Company's Registration Statement on Form N-1A.

(8)Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 20 to the Company's Registration Statement on Form N-1A.

(9)Incorporated by reference pursuant to Rule 411 under the Securities Act of 1933 to the same exhibit number in Post-Effective Amendment No. 21 to the Company's Registration Statement on Form N-1A.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
         -------------------------------------------------------------

Registrant is controlled by its Board of Directors. Registrant neither controls any person or is under common control with any other person.

ITEM 25. INDEMNIFICATION
         ---------------

The Registrant's Articles of Incorporation provide that the Registrant shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to the full extent as permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended.

Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit, and the Minnesota Statutes dealing with directors conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

Indemnification shall only be made when (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" of the company as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion.

Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (1) the indemnitee shall provide a security for his undertaking, (2) the investment company shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party directors of the investment company, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR
         ----------------------------------------------------

As of August 31, 2000, Wasatch Advisors, Inc. (the "Manager" of the Registrant) acted as the investment advisor for employee benefit plans, other tax-free plans including individual retirement accounts, Keoghs, endowments and foundations, and taxable accounts in addition to the six series of Wasatch Funds, Inc. The total assets under management were approximately $1.6 billion (including the Funds) as of August 31, 2000.

Certain information regarding each officer and director of the Manager including each business, profession, vocation or employment of a substantial nature in which each such person is or has been engaged at any time during the past two fiscal years is set forth below.

                                                      Other Substantial
                                                          Business,
                                                         Profession,
                               Position                Vocation or
Name                         with Manager                 Employment
----                         ------------                 ----------

Samuel S. Stewart, Jr.,   President, Chairman of        Professor of
  Ph.D.                   the Board, Director and       Finance,
                          Director of Research          University of
                                                        Utah

Jeff S. Cardon            Vice President, Director,          --
                          and Securities Analyst

Mark E. Bailey            Vice President, Director,          --
                          and Portfolio Manager

Jeff H. Collings          Secretary, Treasurer               --

Karolyn Barker            Director and Research              --
                          Analyst

Robert Gardiner           Director and Research              --
                          Analyst


ITEM 27. PRINCIPAL UNDERWRITERS
         ----------------------

   None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
         --------------------------------

   1. Wasatch Advisors, Inc., 150 Social Hall Avenue, Suite 400, Salt Lake City, UT 84111 (records relating to its function as investment advisor).
   2. UMB Bank, n.a., 928 Grand Avenue, Kansas City, MO 64141 (records relating to its function as custodian.
   3. Sunstone Financial Group, Inc. 803 West Michigan Street, Suite A, Milwaukee, WI 53233 (records relating to its function as administrator and fund accounting servicing agent).
  4. Sunstone Financial Group, Inc. 803 West Michigan Street, Suite A, Milwaukee, WI 53233 (records relating to its function as transfer agent and shareholder servicing agent).

ITEM 29. MANAGEMENT SERVICES
         -------------------

Other than as set forth under the caption "Management of the Company" in the Prospectus constituting Part A of the Registration Statement and under the captions "Management of the Fund" and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS
         ------------

None.

SIGNATURES

Pursuant to the requirement of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Salt Lake City, and the State of Utah on the 12th day of April 2002.

WASATCH FUNDS, INC.

By   /s/Samuel S. Stewart, Jr., Ph.D.
     --------------------------------
     Samuel S. Stewart, Jr., Ph.D.,
     President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       Signature                      Title              Date
       ---------                      -----              ----

/s/Samuel S. Stewart, Jr., Ph.D. President and        April 12, 2002
-------------------------------- Director
Samuel S. Stewart, Jr., Ph.D.    (principal
                                 executive officer)


/s/Venice Edwards                Secretary and        April 12, 2002
-----------------                Treasurer
Venice Edwards                   (principal
                                 financial and
                                 accounting officer)


/s/Jeff S. Cardon               Vice President and    April 12, 2002
-----------------               Director
Jeff S. Cardon


                                Director             April   , 2002
----------------------------                               --
James U. Jensen, Esquire


/s/William R. Swinyard          Director             April 12, 2002
----------------------------
William R. Swinyard